SECOND AMENDED AND RESTATED

LOAN AND SUBORDINATED

DEBENTURE PURCHASE AGREEMENT

BETWEEN

GERMAN AMERICAN BANCORP, INC.

AND

JPMORGAN CHASE BANK, N.A.

Dated as of December 29, 2006

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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SECOND AMENDED AND RESTATED

LOAN AND SUBORDINATED DEBENTURE PURCHASE AGREEMENT

        THIS SECOND AMENDED AND RESTATED LOAN AND SUBORDINATED DEBENTURE PURCHASE AGREEMENT (this “Agreement”) is dated as of December 29, 2006 and is made by and between German American Bancorp, Inc., a Indiana corporation (“Borrower”), and JPMorgan Chase Bank, N.A., a national banking association (“Lender”).

RECITALS:

1.
Borrower is a bank holding company that owns 100% of the issued and outstanding capital stock of German American Bancorp, an Indiana banking corporation, which is its sole Subsidiary Bank (defined below) of Borrower as of the date of this Agreement.

2.
Borrower has requested that Lender provide it with three credit facilities in the aggregate principal amount of $35,000,000 consisting of (a) a term loan (the “Term Loan”), (b) a revolving line-of-credit, and (c) subordinated debt (evidenced by a subordinated debenture). The Term Loan and the Revolving Loan may be referred to collectively as the “Senior Loans” and the Senior Loans and the Subordinated Debt may be referred to collectively as the “Loans.”

3.	The Subordinated Debt is intended to qualify as Tier 2 capital under applicable rules and regulations promulgated by the Board of Governors of the Federal Reserve System (the “FRB”).

4.
Lender is willing to lend to Borrower up to an aggregate principal amount of $35,000,000 under the Loans in accordance with the terms, subject to the conditions and in reliance on the recitals, representations, warranties, covenants and agreements set forth herein and in the other Loan Documents (as defined below).

5.
This Agreement is an amendment and restatement of that certain Amended and Restated Loan and Security Agreement, dated as of September 20, 2005, which provided for loans of up to Forty Million Dollars ($40,000,000).

Agreement

        NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto hereby agree as follows:

1.        DEFINITIONS.

        1.1.        Defined Terms.

The following capitalized terms generally used in this Agreement and in the other Loan Documents shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement may be defined in such sections.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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        “Affiliate(s)” shall mean, with respect to any Person, such Person’s immediate family members, partners, members or parent and subsidiary corporations, and any other Person directly or indirectly controlling, controlled by, or under common control with, said Person, and their respective Affiliates, members, shareholders, directors, officers, employees, agents and representatives.

        “Agreed Upon Terms and Procedures” shall mean the Agreed Upon Terms and Procedures relating to interest rates, interest and payments executed by Borrower on the date hereof as such may be amended, restated, supplemented or modified from time to time.

        “Assignee Lender” shall have the meaning ascribed to such term in Section 7.2.

        “Bank Subsidiary” shall have the same meaning as Subsidiary Bank.

        “Bankruptcy Code” shall mean the Bankruptcy Reform Act of 1978, as amended or recodified.

        “Base Rate” shall mean that rate of interest (expressed as a percent per annum) equal to Lender’s “base” or “prime” rate (which is not necessarily the lowest or most favorable rate of interest charged by Lender on commercial loans at any time) in effect from time to time, which means a base rate of interest established by Lender from time to time that serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Any change in the rate of interest hereunder due to a change in the base or prime rate shall become effective on the date each change in the base or prime rate is announced by Lender.

        “Base Rate Tranche” shall mean a Borrowing Tranche as to which the Base Rate is applicable.

        “Borrower” shall have that meaning ascribed to such term above.

        “Borrower’s Accountant” means the current registered public accounting firm of the Borrower, or such other nationally recognized firm of certified public accountants selected by Borrower as shall from time to time audit Borrower.

        “Borrower’s Liabilities” means Borrower’s obligations under this Agreement, the Term Note, the Revolving Note and any other Loan Documents (other than the principal, interest and other amounts payable under the Subordinated Debenture).

        “Borrowing Date” means the date any Borrowing Tranche is disbursed, renewed or converted (from a LIBO Tranche to a Base Rate Tranche or from a Base Rate Tranche to a LIBO Tranche).

        “Borrowing Tranche” shall mean a disbursement of proceeds under any Loan pursuant to this Agreement and the Agreed Upon Terms and Procedures.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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        “Business Day” shall mean (a) for all purposes other than as covered by clause (b) hereof, a day of the week (but not a Saturday, Sunday or a legal holiday under the laws of the State of Illinois or any other day on which banking institutions located in Illinois are authorized or required by law or other governmental action to close) on which the Chicago, Illinois offices of Lender are open to the public for carrying on substantially all of Lender’s business functions and (b) with respect to determinations in connection with, and payments of principal and interest on any LIBO Rate Tranche, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in U.S. dollar-denominated deposits in the London Interbank Eurodollar Market. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days.

        “Closing” has that meaning ascribed to such term in Section 2.5.

        “Closing Date” means December 29, 2006.

        “Code” shall mean the Internal Revenue Code of 1986, as amended or recodified.

        “Code Provisions” shall have the meaning ascribed to such term in Section 6.1.13.

        “Collateral” shall mean all the property (including all tangible and intangible property) in which the Collateral Documents grant (or purport to grant) Lender a security interest.

        “Collateral Documents” shall mean the Pledge Agreement and such other certificates, documents, and instruments entered into or delivered in connection with or relating to the Collateral.

        “Default Rate” shall have the meaning ascribed to such term in the Agreed Upon Terms and Procedures.

        “Equity Interest” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants, options or other rights to purchase any of the foregoing.

        “Event of Default” shall have the meaning ascribed to such term in Section 6.

        “Exchange Act” means the Securities Exchange Act of 1934, as amended or recodified.

        “FDIC” means the Federal Deposit Insurance Corporation.

        “Federal Reserve Notice” shall have the meaning ascribed to such term in Section 8.6.

        “FRB” means the Board of Governors of the Federal Reserve System.

        “GAAP” means generally accepted accounting principles in effect from time to time in the United States of America.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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        “Governmental Agency(ies)” means, individually or collectively, any federal, state, county or local governmental department, commission, board, regulatory authority or agency including, without limitation, the FRB, the FDIC and any state banking regulatory authority.

        “Instructions” means disbursement instructions given by Borrower to Lender specifying the manner in which proceeds of the Loans should be disbursed at Closing.

        “Interest Rate Protection Agreement” shall mean an interest rate swap, cap, collar or other hedging or derivative agreement, to which Lender or any Affiliate of Lender is the counterparty, intended to mitigate interest rate risk, along with any other related agreement or instrument executed in connection therewith.

        “Initial Disbursement” shall have the meaning ascribed to such term in Section 3.1.

        “Lender” shall have that meaning ascribed to such term above.

        “LIBO Rate” shall mean that rate of interest equal to (a) the quotient of (i) the rate of interest, rounded upward, if necessary, to the nearest whole multiple of .0625% (1/16 of 1%), quoted by Lender as the London Inter-Bank Offered Rate for deposits in U.S. Dollars on the date, at approximately 11:00 a.m. London time, that is two Business Days prior to any applicable Borrowing Date for purposes of calculating effective rates of interest for Loans or obligations making reference thereto for an amount approximately equal to a LIBO Rate Tranche and for a period of time approximately equal to a LIBOR Period, divided by (ii) 100% minus the Reserve Percentage.

        “LIBO Rate Tranche” shall mean a Borrowing Tranche as to which the LIBO Rate is applicable.

        “LIBOR Period” shall mean a period of 90 days, plus or minus one or two days, with respect to a LIBO Rate Tranche; provided that no LIBOR Period shall extend beyond any Maturity Date.

        “Lien(s)” shall mean any lien, claim, charge, pledge, security interest, deed of trust, mortgage or other encumbrance of any kind or other arrangement having the practical effect of the foregoing or other preferential arrangement of any other kind and shall include the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

        “Loans” has that meaning ascribed to such term in the recitals hereto.

        “Loan Documents” means those documents and instruments (including, without limitation, all agreements, instruments and documents, including, without limitation, guaranties, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, notices and all other written matter heretofore, now or from time to time hereafter executed by or on behalf of Borrower in connection with this Agreement and the Loans) entered into or delivered in connection with or relating to the Loans, including the documents listed on the schedule of closing documents prepared in connection with the Closing. Loan Documents shall also include any Interest Rate Protection Agreement between Borrower and Lender.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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        “Maturity Date” means any of the Term Loan Maturity Date, the Revolving Loan Maturity Date or the Subordinated Debt Maturity Date as the context may indicate.

        “Notes” means the Term Note, the Revolving Note and the Subordinated Debenture each as amended, restated, supplemented or modified from time to time, and each note or debenture, as the case may be, delivered in substitution or exchange for any of such Notes and, where applicable, shall include the singular number as well as the plural.

        “Person” means an individual, a corporation (whether or not for profit), a partnership, a limited liability company, a joint venture, an association, a trust, an unincorporated organization, a government or any department or agency thereof (including a Governmental Agency) or any other entity or organization.

        “Pledge Agreement” means a Pledge Agreement dated as of the Closing Date between Borrower and Lender (as amended, restated, supplemented or modified from time to time, the “Pledge Agreement”) in the form attached as Exhibit D hereto, pursuant to which the Subsidiary Bank Shares are pledged to Lender.

        “Potential Event of Default” shall mean an event or circumstance that with the passage of time, the giving of notice or both, could become an Event of Default.

        “Rate Election Notice” shall mean a properly completed notice in the form attached as Exhibit E hereto or a verbal notice conveyed to Lender in accordance with its disbursement procedures from time to time.

        “Reserve Percentage” shall mean the percentage announced within Lender as the reserve percentage under Regulation D of the FRB for Loans and obligations making reference to a LIBO Rate for a LIBOR Period. The Reserve Percentage shall be based on Regulation D or other regulations from time to time in effect concerning reserves for Eurocurrency Liabilities as defined in Regulation D from related institutions as though Lender were in a net borrowing position, as promulgated by the FRB, or its successor.

        “Revolving Loan” has that meaning ascribed to such term in the recitals hereto.

        “Revolving Loan Amount” shall mean the maximum principal amount of $15,000,000.

        “Revolving Loan Maturity Date” means January 1, 2008.

        “Revolving Note” means a promissory note in the form attached as Exhibit B hereto in the principal amount of the Revolving Loan Amount, as amended, restated, supplemented or modified from time to time and each note delivered in substitution or exchange for such note.

        “RICO Related Law” shall mean the Racketeer Influenced and Corrupt Organizations Act of 1970 or any other federal, state or local law for which forfeiture of assets is a potential penalty.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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        “SEC” shall mean the Securities and Exchange Commission of the United States of America.

        “Subordinated Debt” means the indebtedness of the Borrower under the Subordinated Debenture.

        “Subordinated Debt Amount” shall mean the principal amount of $10,000,000.

        “Subordinated Debt Maturity Date” means January 1, 2014.

        “Subordinated Debenture” means a subordinated debenture in the form attached as Exhibit C hereto in the principal amount of the Subordinated Debt Amount, as amended, restated, supplemented or modified from time to time and each debenture delivered in substitution or exchange for such subordinated debenture.

        “Subsidiary” means any corporation, association, partnership, joint venture or other entity of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) or other equity interests in case of Persons other than corporations is at the time, directly or indirectly, owned or controlled by Borrower.

        “Subsidiary Bank(s)” means German American Bancorp (including any successor ) and any other depository institution Subsidiary of Borrower that Borrower may hereafter establish or acquire.

        “Subsidiary Bank Shares” means the shares of common stock of German American Bancorp that are included in the Collateral.

        “Term Loan” has that meaning ascribed to such term in the recitals hereto.

        “Term Loan Amount” shall mean the principal amount of $10,000,000.

        “Term Loan Maturity Dates” mean the following dates for the following amounts:

        January 1, 2008: $1,000,000;
        January 1, 2009: $1,500,000;
        January 1, 2010: $1,500,000;
        January 1, 2011: $1,500,000;
        January 1, 2012: $1,500,000;
        January 1, 2013: $1,500,000; and
        January 1, 2014: $1,500,000.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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        “Term Note” means a promissory note in the form attached as Exhibit A hereto in the principal amount of the Term Loan Amount, as amended, restated, supplemented or modified from time to time and each note delivered in substitution or exchange for such note.

        “Tier 1 Capital” has the definition provided in, and shall be determined in accordance with, the rules and regulations of the FRB.

        “Tier 2 Capital” shall have the definition provided in, and shall be determined in accordance with, the rules and regulations of the FRB.

        “UCC” shall mean the Uniform Commercial Code as enacted in the State of Illinois, as amended or recodified.

         1.2.        Certain UCC and Accounting Terms: Interpretations. Except as otherwise defined in this Agreement or the other Loan Documents, all words, terms or phrases used herein and therein shall be defined by the applicable definition therefor (if any) in the UCC. Notwithstanding the foregoing, any accounting terms used in this Agreement which are not specifically defined herein shall have the meaning customarily given to them in accordance with GAAP or (in the case of regulatory accounting terms) the customary meaning given them by the appropriate Government Agency. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement or applicable regulatory accounting principles or interpretations. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words “hereof”, “herein” and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” when used in this Agreement without the phrase “without limitation,” shall mean “including, without limitation”. All references to time of day herein are references to Chicago, Illinois time unless otherwise specifically provided. Any reference contained herein to attorneys’ fees and expenses shall be deemed to be reasonable fees and expenses of Lender’s outside counsel and of any other third-party experts or consultants engaged by Lender’s outside counsel on Lender’s behalf. All references to any Loan Document shall be deemed to be to such document as amended, modified or restated from time to time.

        1.3.        Exhibits and Schedules Incorporated. All exhibits and schedules attached hereto or referenced herein, are hereby incorporated into this Agreement.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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2.        CREDIT FACILITIES.

         2.1.        The Loans. Lender agrees to extend to Borrower the following credit facilities in the aggregate principal amount of the sum of Term Loan Amount, the Revolving Loan Amount plus the Subordinated Debt Amount:

                 2.1.1.        The Term Loan. Lender agrees to extend the Term Loan to Borrower in accordance with the terms of, and subject to the conditions set forth in, this Agreement, the Term Note and the other Loan Documents. An initial Borrowing Tranche in an amount equal to the entire principal amount of the Term Loan shall be borrowed on the Closing Date and, thereafter, such Borrowing Tranche may be converted or renewed from time to time in accordance with the terms and subject to the conditions set forth in this Agreement. Subject to Section 2.6, the Interest Rate Floor Amount and any other conditions and limitations set forth in this Agreement, any Borrowing Tranche under the Term Loan shall be treated as, at Borrower’s election subject to and in accordance with the terms in this Agreement: (a) a LIBO Rate Tranche and shall bear interest per annum at a rate equal to 1.15% (115 basis points) plus the LIBO Rate; or (b) a Base Rate Tranche and shall bear interest at a rate equal to the Base Rate. The unpaid principal balance plus all accrued but unpaid interest on the Term Loan shall be due and payable on the Term Loan Maturity Dates (in the amounts provided in the definition of “Term Loan Maturity Dates”), or such earlier date on which such amount shall become due and payable on account of acceleration by Lender in accordance with the terms of the Term Note and this Agreement. Until January 1, 2014, the Borrower may not reduce the outstanding balance of the Term Loan below $500,000 if there is any outstanding principal owing under the Subordinated Debt.

                 2.1.2.        The Revolving Loan. Lender agrees to extend the Revolving Loan to Borrower in accordance with the terms of, and subject to the conditions set forth in, this Agreement, the Revolving Note and the other Loan Documents. An initial Borrowing Tranche under the Revolving Loan shall be borrowed on the Closing Date and, thereafter, any such Borrowing Tranche may be converted or renewed from time to time in accordance with the terms and subject to the conditions set forth in this Agreement. Subject to Section 2.6, the Interest Rate Floor Amount and any other conditions and limitations set forth in this Agreement, any Borrowing Tranche under the Revolving Loan shall be treated as, at Borrower’s election subject to and in accordance with the terms set forth in this Agreement: (a) a LIBO Rate Tranche and shall bear interest per annum at a rate equal to 1.15% (115 basis points) plus the LIBO Rate; or (b) a Base Rate Tranche and shall bear interest at a rate equal to the Base Rate. The unpaid principal balance plus all accrued but unpaid interest on the Revolving Loan shall be due and payable on the Revolving Loan Maturity Date, or such earlier date on which such amount shall become due and payable on account of acceleration by Lender in accordance with the terms of the Revolving Note and this Agreement.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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                 2.1.3.        The Subordinated Debt. Lender agrees to extend the Subordinated Debt to Borrower in accordance with the terms of, and subject to the conditions set forth in, this Agreement, the Subordinated Debenture and the other Loan Documents. An initial Borrowing Tranche in an amount equal to the entire principal amount of the Subordinated Debt shall be borrowed on the Closing Date and, thereafter, any such Borrowing Tranche may be converted or renewed from time to time in accordance with the terms and subject to the conditions set forth in this Agreement. Subject to Section 2.6 and any other conditions and limitations set forth in this Agreement, any Borrowing Tranche under the Subordinated Debt shall be treated as, at Borrower’s election subject to and in accordance with the terms set forth in this Agreement: (a) a LIBO Rate Tranche and shall bear interest per annum at a rate equal to 1.35% (135 basis points) plus the LIBO Rate; or (b) a Base Rate Tranche and shall bear interest at a rate equal to 0.20% (20 basis points) plus the Base Rate. The unpaid principal balance plus all accrued but unpaid interest on the Subordinated Debt shall be due and payable on the Subordinated Debt Maturity Date, or such earlier date on which such amount shall become due and payable on account of acceleration by Lender in accordance with the terms of the Subordinated Debenture or this Agreement.

         2.2.        The Notes and the Subordinated Debenture.

        The Loans shall be evidenced by the Term Note, the Revolving Note and the Subordinated Debenture.

         2.3.        Maturity Dates.

        On each Term Loan Maturity Date, all sums then due and owing under this Agreement and the other Loan Documents with respect to the Term Loan shall be repaid in full. On the Revolving Loan Maturity Date, all sums due and owing under this Agreement and the other Loan Documents with respect to the Revolving Loan shall be repaid in full. On the Subordinated Debenture Maturity Date, all sums due and owing under this Agreement and the other Loan Documents with respect to the Subordinated Debenture shall be repaid in full. Borrower acknowledges and agrees that Lender has not made any commitments, either express or implied, to extend the terms of the Loans past their Maturity Dates, unless Borrower and Lender hereafter specifically otherwise agree in writing.

         2.4.         Collateral.

        Borrower’s Liabilities shall be secured by the Collateral pledged pursuant to the Pledge Agreement. Notwithstanding anything to the contrary in any Loan Document, the obligations of Borrower to Lender under the Subordinated Debenture shall be unsecured.

         2.5.        The Closing.

        The initial funding of the Loans (the “Closing”) will occur at the offices of Lender, at 120 South LaSalle Street, 3rd Floor, Chicago, Illinois 60603, at 10:00 a.m. on the Closing Date, or at such other place or time or on such other date as the parties hereto may agree, by disbursing the proceeds of the Loan in accordance with any Instructions received at least one Business Day prior to Closing.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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         2.6.        Interest Rates.

        Borrower agrees that matters concerning the election, payment, application, accrual and computation of interest and interest rates shall be in accordance with the Agreed Upon Terms and Procedures agreed to, as executed, by Borrower.

         2.7.         Payments.

        Borrower agrees that matters concerning prepayments, payments and application of payments shall be in accordance with the Agreed Upon Terms and Procedures agreed to, as executed by, Borrower.

         2.8.        Capital Adequacy.

        If Lender shall reasonably determine that the application or adoption of any law, rule, regulation, directive, interpretation, treaty or guideline regarding capital adequacy, or any change therein or in the interpretation or administration thereof, whether or not having the force of law (including, without limitation, application of changes to Regulation H and Regulation Y of the FRB issued by the FRB on January 19, 1989 and regulations of the Comptroller of the Currency, Department of Treasury, 12 CFR Part 3, Appendix A, issued by the Comptroller of the Currency on January 27, 1989) increases the capital required or expected to be maintained by Lender or any person or entity controlling Lender, and such increase is based upon the existence of Lender’s obligations hereunder and under other commitments of this type, then, within 10 days after demand from Lender, Borrower shall pay to Lender, from time to time, such amount or amounts as will compensate Lender or such controlling person or entity, as the case may be, for such increased capital requirement. The determination of any amount to be paid by Borrower under this Section 2.8 shall take into consideration the policies of Lender or of any Person controlling Lender with respect to capital adequacy and shall be based upon any reasonable averaging, attribution and allocation methods. A certificate of Lender setting forth the amount or amounts as shall be necessary to compensate Lender as specified in this Section 2.8 shall be delivered to Borrower and shall be conclusive in the absence of manifest error.

3.        DISBURSEMENTS.

         3.1.        Initial and Subsequent Disbursements.

        At such time as all of the terms and conditions set forth in Section 3.2 have been satisfied by Borrower and Borrower has executed and delivered to Lender each of the Loan Documents and any other related documents in form and substance satisfactory to Lender, in its sole and absolute discretion, Lender shall disburse to Borrower an amount equal to $20,000,000 (the “Initial Disbursement”), representing a disbursement of $10,000,000 under the Term Loan, none under the Revolving Loan, and $10,000,000 under the Subordinated Debenture, and shall apply the Initial Disbursement to the payment (without prepayment penalty or premium) of Borrower’s liabilities incurred to Lender under the Amended and Restated Loan and Security Agreement, dated as of September 20, 2005, as once amended. In the event Borrower fails to satisfy such disbursement conditions, Borrower nevertheless shall pay all costs and expenses incurred by Lender in connection with the transactions contemplated herein promptly upon receipt of an invoice therefor from Lender.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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         3.2.        Conditions Precedent to Initial Disbursement.

        In conjunction with and as additional (but independent) supporting evidence for certain of the covenants, representations and warranties made by Borrower herein, prior to and as a condition of the Initial Disbursement, Borrower shall deliver or cause to be delivered to Lender each of the following, each of which shall be in form and substance satisfactory to Lender, in its sole and absolute discretion:

                 3.2.1.         Searches. UCC, tax lien and judgment searches regarding Borrower conducted in Indiana.

                 3.2.2.        Opinions. An opinion of counsel of Borrower satisfactory to Lender, dated on or about the date of the Initial Disbursement.

                 3.2.3.        Loan Documents. The Loan Documents, including, without limitation, the Notes and the Collateral Documents.

                 3.2.4.        Pledged Securities. The actual certificates representing all of the securities constituting the Pledged Stock (as defined in the Pledge Agreement) together with irrevocable stock powers for each such certificate endorsed by Borrower in blank.

                 3.2.5.        Authority Documents.

                         3.2.5.1.        Copies certified by the Indiana Secretary of State of (a) the articles of incorporation of Borrower, and (b) the articles of incorporation of German American Bancorp.

                         3.2.5.2.        Certificates of existence for Borrower and German American Bancorp issued by the Secretary of State of the State of Indiana.

                         3.2.5.3.        Copies certified by the Secretary or an Assistant Secretary of Borrower of the Bylaws of Borrower and German American Bancorp.

                         3.2.5.4.        Copies certified by the Secretary or an Assistant Secretary of Borrower of resolutions of the board of directors of Borrower authorizing the execution, delivery and performance (including the authority to pledge the Pledged Stock) of this Agreement, the Notes and the other Loan Documents.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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                         3.2.5.5.        An incumbency certificate of the Secretary or an Assistant Secretary of Borrower certifying the names of the officer or officers of Borrower authorized to sign this Agreement, the Notes and the other documents provided for in this Agreement, together with a sample of the true signature of each such officer (Lender may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

                 3.2.6.        Loan Fee and Certain Costs of Lender. Payment of the Loan Fee and certain costs and expenses incurred by Lender to date in connection with the transactions contemplated herein, such as Lender’s attorneys’ fees and expenses and other fees and expenses paid or payable to any other parties.

                 3.2.7.        Other Requirements. Such other additional information regarding Borrower, Subsidiary Bank and their respective assets, liabilities (including any liabilities arising from, or relating to, legal proceedings) and contracts as Lender may require in its sole discretion.

                 3.2.8.        Other Documents. Such other certificates, affidavits, schedules, resolutions, opinions, notes or other documents which are provided for hereunder or as Lender may reasonably request.

         3.3.        Conditions to All Disbursements; Renewals and Conversions. Notwithstanding anything to the contrary contained herein, the continued performance, observance and compliance by Borrower of and with all of the covenants, conditions and agreements of Borrower contained herein (whether or not non-performance constitutes an Event of Default) and in the other Loan Documents shall be further conditions precedent to any disbursements of the proceeds under any Loan. In addition, Lender shall not be required to disburse proceeds under any Loan or to renew or convert any Borrowing Tranche at any time that any of the following are true:

                 3.3.1.         Default. There exists an Event of Default or Potential Event of Default.

                 3.3.2.        Legislation or Proceedings. Any legislation has been passed or any suit or other proceeding has been instituted the effect of which is to prohibit, enjoin (or to declare unlawful or improper) or otherwise adversely affect, in Lender’s sole and absolute judgment, Borrower’s performance of its obligations hereunder, or any litigation or governmental proceeding has been instituted or threatened against Borrower or Subsidiary Bank or any of their officers or shareholders which, in the sole discretion of Lender, may adversely affect the financial condition or operations of Borrower or Subsidiary Bank.

                 3.3.3.         Collateral. Lender has reasonable cause to believe that any Collateral might be subject to forfeiture under any RICO Related Law or any of the Collateral is subject to any Lien other than in favor of Lender.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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                 3.3.4.        Material Adverse Change. There has occurred, in Lender’s sole and complete discretion, a material adverse change in the financial condition or affairs of Borrower or Subsidiary Bank since September 30, 2006.

                 3.3.5.         Representations and Warranties. Any representation or warranty of Borrower contained herein shall not be true on and as of the date of any Borrowing Tranche, with the same effect as though such representations and warranties had been made, or such information had been presented, on and as of such date (except for such representations or warranties that speak as of a particular date or for a particular time period, as to which such representations or warranties shall not be true as of such dates or for such periods).

                 3.3.6.         Approvals. All necessary or appropriate actions and proceedings have not been taken in connection with, or relating to, the transactions contemplated hereby and all documents incident thereto have not been completed and tendered for delivery, in substance and form satisfactory to Lender, including, without limitation, if appropriate in the opinion of Lender, Lender’s failure to have received evidence of all necessary approvals from Governmental Agencies.

                 3.3.7.        Other Documents. Lender has not received in substance and form reasonably satisfactory to Lender, the Instructions, and all certificates, affidavits, schedules, resolutions, opinions, notes, or other documents which are provided for hereunder.

                 3.3.8.        Other Provisions. Lender’s refusal to disburse any proceeds of the Loans on account of the provisions of this Section 3.3 shall not alter or diminish any of Borrower’s other obligations hereunder or otherwise prevent any breach or default of Borrower hereunder from becoming an Event of Default. Each Rate Election Notice submitted by Borrower hereunder shall constitute an affirmation that Borrower has performed, observed and complied with its covenants, conditions and agreements contained herein in all material respects and that all representations and warranties made by Borrower hereunder continue to be true and correct as of the date of such Rate Election Notice (except for such representations or warranties that speak as of a particular date or for a particular time period, as to which such representations or warranties shall continue to be true as of such dates or for such periods).

         3.4.         WARRANTIES. Borrower represents and warrants that as of the date of the execution of this Agreement (except for such representations and warranties that speak as of a particular date or for a particular time period, as to which Borrower represents and warrants as of such dates or for such periods) and continuing (except for such representations and warranties that speak as of a particular date or for a particular time period) so long as any of Borrower’s Liabilities or the Subordinated Debt remain outstanding, and (even if there shall be no Borrower’s Liabilities or Subordinated Debt outstanding) so long as this Agreement remains in effect:

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

14

                 3.4.1.        Existence; Etc. Each of Borrower, and each of the Bank Subsidiaries: (i) is a corporation, bank, limited liability company, or other entity, respectively, duly organized and validly existing and (if “good standing” is recognized in such state of organization, in good standing) under the laws of its state of organization; (ii) is duly qualified as a foreign corporation and (if “good standing” is recognized in such state, in good standing) in good standing in all states in which it is doing business except where the failure to so qualify would not have a material adverse effect on Borrower or any of the Bank Subsidiaries, or their respective businesses; and (iii) has all requisite power and authority, corporate or otherwise, to own, operate and lease its properties and to carry on its business as now being conducted. Borrower and the Bank Subsidiaries have made payment of all franchise and similar taxes and in all jurisdictions, except for any such taxes: (i) (A) which are not yet due and payable, where the failure to pay such taxes will not have a material adverse effect on Borrower or any of the Bank Subsidiaries or (B) the validity of which is being contested in good faith by appropriate proceedings diligently conducted, and (ii) for which proper reserves have been set aside on the books of Borrower and the Bank Subsidiaries.

                 3.4.2.         Subsidiaries. Schedule 3.4.2 sets forth all material Subsidiaries of the Borrower. Borrower’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, sets forth each class of stock of Borrower, together with the issued and outstanding shares of each class, as of September 30, 2006, and there has been no material change in such information after September 30, 2006. German American Bancorp, the sole Subsidiary Bank of Borrower, has only one authorized class of stock, of which 674,725 Common Shares, par value $10 per share, are authorized, all of which have been issued to the Borrower and are owned of record and beneficially by the Borrower. There is no plan, agreement or understanding providing for, or contemplating, the issuance of any additional shares of capital stock of the Subsidiary Bank. All of the Subsidiary Bank Shares have been duly authorized, legally and validly issued, fully paid and nonassessable and are owned by Borrower free and clear of all Liens, except as may exist for the benefit of Lender and, following the Closing Date, Borrower will continue to own the Subsidiary Bank Shares free and clear of all pledges, liens, security interests, charges or encumbrances, except for any security interest granted herewith by Borrower to Lender. None of the Subsidiary Bank Shares have been issued in violation of any shareholder’s preemptive rights. There are, as of the date of this Agreement, no outstanding options, rights, warrants or other agreements or instruments obligating Borrower to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of the Subsidiary Bank or obligating Borrower or the Subsidiary Bank to grant, extend or enter into any such agreement or commitment.

                 3.4.3.        Financial Statements. Borrower has delivered to Lender copies of the consolidated financial statements of Borrower as of and for the year ending December 31, 2005, audited by Borrower’s Accountant (the “2005 Statements”), as included in its Annual Report on Form 10-K for its fiscal year ended December 31, 2005. The 2005 Statements are true and correct, are in accordance with the respective books of account and records of Borrower, and have been prepared in accordance with GAAP applied on a basis consistent with prior periods, and fairly and accurately present the consolidated financial condition of Borrower as of such date and the results of its consolidated operations for the year then ended. Since December 31, 2005, there has been no material adverse change in the financial condition, business, properties or operations of Borrower. In addition, Borrower has delivered to Lender copies of the reports of condition and income (hereinafter referred to as “call reports”) filed by its sole Subsidiary Bank (German American Bancorp) for the period ending September 30, 2006, and copies of Form FRY-9LP and FRY-9C filed by Borrower for the period ending September 30, 2006 (such call reports and Forms FRY-9LP and FRY-9C, together with the 2005 Statements, the “Financial Statements”). Each of such reports filed by Borrower or the Bank Subsidiaries with any Governmental Agency is true and correct and is in accordance with the respective books of account and records of Borrower and the Bank Subsidiaries, and has been prepared in accordance with applicable banking regulations, rules and guidelines on a basis consistent with prior periods, and fairly and accurately presents the financial condition of Borrower and the Bank Subsidiaries and their respective assets and liabilities and the results of their respective operations as of such date.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

15

                 3.4.4.        Transaction is Legal and Authorized. The borrowing of the principal amounts of the Loans, the execution and delivery of this Agreement and the other Loan Documents and compliance by Borrower with all of the provisions of this Agreement and of the other Loan Documents are within the corporate and other powers of Borrower. This Agreement and the other Loan Documents have been duly authorized, executed and delivered by Borrower and each of this Agreement and the other Loan Documents is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, and general principles of equity.

                 3.4.5.        No Defaults or Restrictions. Neither the execution and delivery of this Agreement or any of the Loan Documents nor compliance with their terms and conditions will conflict with or result in breach of, or constitute a default under, any of the terms, obligations, covenants, conditions or provisions of any corporate restriction or of any indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, corporate charter, bylaw or any other agreement or instrument to which Borrower or any of the Bank Subsidiaries is now a party or by which any of them or any of their properties may be bound or affected, or any judgment, order, writ, injunction, decree or demand of any court, arbitrator, grand jury, or Governmental Agency, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of Borrower or any of the Bank Subsidiaries under the terms or provisions of any of the foregoing. Neither Borrower nor any of the Bank Subsidiaries is in material default in the performance, observance or fulfillment of any of the terms, obligations, covenants, conditions or provisions contained in any indenture or other agreement creating, evidencing or securing indebtedness of any kind or pursuant to which any such indebtedness is issued, or other agreement or instrument to which Borrower or any Bank Subsidiary is a party or by which Borrower or any Bank Subsidiary or any of their respective properties may be bound or affected.

                 3.4.6.        Governmental Consent. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with, or contemplation of, the execution and delivery of this Agreement or any of the other Loan Documents.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

16

                 3.4.7.         Taxes. Borrower and each of the Bank Subsidiaries have filed all United States income tax returns and all state and municipal tax returns which are required to be filed, and have paid, or made provision for the payment of, all material taxes which have become due pursuant to said returns or to any assessment received by Borrower or any of the Bank Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. Borrower is not is aware of any audit, assessment or other proposed action or inquiry of the Internal Revenue Service or any other taxing authority with respect to any tax liability of Borrower or any Subsidiary in an aggregate amount greater than $3,000,000.00.

                 3.4.8.        Compliance with Law. Borrower and each of the Bank Subsidiaries are in compliance with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, except where any such failure would not have a material adverse effect on the consolidated financial condition or results of operations of Borrower.

                 3.4.9.         Restriction. Except as set forth as an exhibit to Borrower’s Form 10-K for its fiscal year ended December 31, 2005, or its Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, respectively, or described therein, neither Borrower nor any of the Bank Subsidiaries is a party, nor is bound by, any material contract or agreement or instrument, or subject to any charter or other corporate restriction, that is of a type that Borrower is required to file as an exhibit to its Form 10-K annual reports or otherwise describe therein.

                 3.4.10.        No Material Adverse Change. There has been no material adverse change to the business, operations, properties or assets of Borrower since December 31, 2005.

                 3.4.11.        Reserve for Possible Loan and Lease Losses. The reserve for possible loan and lease losses shown on the Financial Statements at September 30, 2006, was considered by Borrower’s management to be adequate in all respects to provide for Borower’s possible specific losses, net of recoveries relating to loans previously charged off, on loans outstanding at that date, and included an additional amount of historically-allocated reserves for unanticipated future losses at a level considered adequate by Borrower’s management as of that date.

                 3.4.12.        Regulatory Enforcement Actions. None of Borrower, or any of the Bank Subsidiaries, or any of their respective officers or directors, is now operating under any currently effective written restrictions agreed to by Borrower or any of the Bank Subsidiaries, or agreements, memoranda, or written commitments by Borrower or any of the Bank Subsidiaries (other than restrictions of general application) imposed or required by any Governmental Agency nor are any such restrictions threatened or agreements, memoranda or commitments being sought by any Governmental Agency.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

17

                 3.4.13.        Pending Litigation. Neither Borrower nor any of the Bank Subsidiaries is party to or has received notice of any actions, suits, proceedings or written agreements pending, nor, to the best knowledge of Borrower, have any such actions, suits, proceedings or written agreements been threatened or proposed, against Borrower or any of the Bank Subsidiaries at law or in equity or before or by any federal, state, municipal, or other governmental department, commission, board, or other administrative agency, domestic or foreign which are reasonably likely to have a material adverse effect on Borrower’s condition (financial or otherwise), business or operations, on a consolidated basis; and neither Borrower or any of the Bank Subsidiaries is in default with respect to any order, writ, injunction, or decree of, or any written agreement with, any court, commission, board or agency, domestic or foreign, except where any such failure would not have a material adverse effect on Borrower or any of the Bank Subsidiaries. For purposes of this subsection 3.4.13, a “material adverse effect” shall not be deemed to exist with respect to a matter that involves primarily a claim for money unless the amount of such claim, including all related claims, exceeds $1,000,000.00.

                 3.4.14.        No Liens. Borrower is not a party to any agreement, instrument or undertaking or subject to any other restriction pursuant to which Borrower has placed, or will be required to place (or under which any other Person may place), a Lien upon any of its Properties securing indebtedness, either upon demand or upon the happening of a condition, with or without such demand, except for tax liens with respect to real estate taxes not yet due and payable.

                 3.4.15.        Margin Security. Borrower does not own any “margin security” as such term is defined in Regulation G of the FRB.

                 3.4.16.         Solvency. After giving effect to the consummation of the transactions contemplated by this Agreement, Borrower and Subsidiaries have capital sufficient to carry on their respective business and transactions and all businesses and transactions in which they are about to engage and each is solvent and able to pay its debts as they mature. No transfer of property is being made and no indebtedness is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Borrower or any Subsidiary.

                 3.4.17.        Non-Foreign Status. Borrower is not a nonresident alien for purposes of U.S. income taxation and is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as said terms are defined in the Internal Revenue Code and Income Tax Regulations).

                 3.4.18.        Investment Company Act. Borrower is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

18

                 3.4.19.        No Misstatement. No information, exhibit, report or document furnished by Borrower or any of the Bank Subsidiaries to Lender in connection with the negotiation or execution of this Agreement or any of the other Loan Documents contained any material misstatement of fact or omitted to state a fact necessary to make the statements contained therein not materially misleading in light of the circumstances in which they were made, all as of the date when furnished to Lender. All representations, warranties, covenants and agreements made in this Agreement or in any certificate or other document delivered to Lender by or on behalf of Borrower pursuant to or in connection with this Agreement shall be deemed to have been relied upon by Lender notwithstanding Lender’s review of any documents or materials delivered by Borrower to Lender pursuant to the terms hereof and notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf (and Borrower hereby acknowledges such reliance by Lender in making the Loans and all disbursements thereunder) and, furthermore, shall survive the making of any or all of the disbursements of proceeds under the Loans and continue in full force and effect as long as there remains unperformed any obligations to Lender hereunder or under any of the other Loan Documents.

                 3.4.20.        Survival of Warranties. All representations and warranties contained in this Agreement or any of the other Loan Documents shall survive the execution and delivery of this Agreement.

4.        AFFIRMATIVE COVENANTS.

Borrower covenants and agrees that:

         4.1.        Financial Statements. Borrower shall deliver to Lender:

                 4.1.1.        as soon as available, but in any event not more than 90 days after the close of each fiscal year of Borrower, Borrower’s annual report on Form 10-K as filed with the SEC;

                 4.1.2.        as soon as available, but in no event later than forty-five (45) days after the end of each calendar quarter, a copy of all call reports, filed with any state or federal bank regulatory authority for the Bank Subsidiaries;

                 4.1.3.        as soon as available, but in no event later than forty-five (45) days after the end of each calendar quarter (other than the fourth quarter), a copy of Borrower’s quarterly report on Form 10-Q as filed with the SEC; Borrower shall furnish Lender, at the same time as the annual report and the quarterly reports referred to in subsection 4.1, a quarterly compliance certificate in the form set forth as Exhibit F hereto, which certificate shall state that: (A) Borrower is in compliance in all material respects with all covenants contained in this Agreement; (B) that no Default or Event of Default has occurred or is continuing, or, if there is any such event, describing such event, the steps, if any, that are being taken to cure it, and the time within which such cure will occur; and (C) all representations and warranties made by Borrower herein (other than those representations and warranties in Section 3 hereof that speak as of a particular date or for a particular time period, which shall continue to have been true, accurate and complete as of such dates or such time periods) continue to be true, accurate, and complete as of the date of such certificate. Such quarterly compliance certificate shall be signed by the principal executive officer or the principal financial officer of Borrower and shall also contain, in a form and with such specificity as is reasonably satisfactory to Lender, such additional information as Lender shall have reasonably requested by Borrower prior to the submission thereof;

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

19

                 4.1.4.        to the extent permitted by law, promptly after the same are available, copies of: (A) each annual report, proxy or financial statement or other report or communication sent by Borrower to the stockholders of Borrower; (B) each registration statement which Borrower may file with any Governmental Agency or with any securities exchange; and (C) all special reports which Borrower may file or be required to file with any Governmental Agency or with any securities exchange that relate to the overall financial condition or results of operations of Borrower;

                 4.1.5.        immediately after receiving knowledge thereof, notice in writing of all charges, assessments, actions, suits and proceedings (as well as notice of the outcome of any such charges, assessments, orders, actions, suits and proceedings) that are proposed or initiated by, or brought before, any court or governmental department, commission, board or other administrative agency, in connection with Borrower or any of the Bank Subsidiaries, other than ordinary course of business litigation or proceedings which, if adversely decided, would not have a material adverse effect on the consolidated financial condition or operations of Borrower; and

                 4.1.6.        promptly upon receipt thereof, one copy of each written report submitted to Borrower by Borrower’s Accountant, and

                 4.1.7.        promptly after Lender shall request the same, such other information respecting Borrower or any Bank Subsidiary, as Lender may reasonably request.

         4.2.        Financial Covenants. The financial covenants in this Section 4.2 shall apply so long as any of Borrower’s Liabilities shall remain outstanding:

                 4.2.1.         Capitalization Status. Borrower shall maintain at all times its categorization as ‘Well Capitalized’ as defined by the regulations of Borrower’s primary federal regulatory Governmental Agency, and shall cause each of the Bank Subsidiaries to maintain at all times its categorization as ‘Well Capitalized’ as defined by the regulations of each respective Bank Subsidiary’s primary federal Governmental Agency.

                 4.2.2.        Consolidated Non-Performing Assets Plus OREO Ratio. Borrower and its Subsidiaries shall maintain at all times a “Consolidated Non-Performing Asset Ratio” of not greater than three and one-quarter percent (3.25%). As used in this Section, the term “Consolidated Non-Performing Assets Ratio” means the ratio, determined on a consolidated basis for the Borrower and its Subsidiaries, of the sum of “Non-Perfoming Assets” plus “OREO,” to the sum of “Total Loans” plus “OREO.” As used in this Section, the term “Non-Perfoming Assets” means the sum of all loans classified as past due 90 days or more and still accruing interest, all loans classified a ‘non-accrual’ and no longer accruing interest, and all loans classified as ‘restructured loans and leases.’ As used in this Section, the term “Total Loans” means the total of all performing and non-performing loans. As used in this Section, the term “OREO” means the book value, net of accumulated depreciation, of all real estate that is owned by Borrower or any of its Subsidiaries but which is not occupied and used by the Borrower and its Subsidiaries in the ordinary course of business, or held by the Borrower and its Subsidiaries for future use. The ratio set forth in this Section shall be measured quarterly and shall be determined from the applicable quarterly financial statements filed with the applicable Governmental Agency.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

20

         4.3.        Taxes, Assessments, Etc. Borrower shall, and shall cause each of the Bank Subsidiaries to, promptly pay and discharge all taxes, assessments and other governmental charges imposed upon Borrower or any of the Bank Subsidiaries or upon the income, profits, or property of Borrower or any of the Bank Subsidiaries and all claims for labor, material or supplies which, if unpaid, might by law become a Lien upon the property of Borrower or any of the Bank Subsidiaries, except for tax liens with respect to real estate taxes not yet due and payable. Neither Borrower or any of the Bank Subsidiaries shall be required to pay any such tax, assessment, charge or claim, so long as the validity thereof shall be contested in good faith by appropriate proceedings, and adequate reserves therefor shall be maintained on the books of Borrower and the Bank Subsidiaries.

         4.4.         Insurance. Borrower shall, and shall cause each Bank Subsidiary to, maintain bonds and insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by owners of similar businesses and properties in the same general area in which Borrower and each Bank Subsidiary, operate, and such additional bonds and insurance as may reasonably be required by Lender.

         4.5.         Inspection. Borrower shall permit and cause each Bank Subsidiary to permit Lender through its employees, attorneys, accountants or other agents, to inspect any of the properties and the corporate and financial books and records of Borrower and each Bank Subsidiary, at the locations at which such properties and books and records are kept, at reasonable times, as often as Lender reasonably may request.

         4.6.         Information. Borrower shall, and shall cause the Bank Subsidiaries to, provide Lender with such information concerning the business, operations, financial condition and regulatory status of Borrower and the Bank Subsidiaries as Lender may from time to time reasonably request.

         4.7.        Maintenance of Existence. Borrower shall, and shall cause each Bank Subsidiary to, do or cause to be done all things necessary to maintain, preserve and renew their respective existence and rights and franchises, and comply with all related laws applicable to each of Borrower and each Bank Subsidiary, except where any such failure would not have a material adverse effect on Borrower’s consolidated financial condition or results of operations.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

21

         4.8.        Compliance with Laws. Borrower shall, and shall cause each of the Bank Subsidiaries to, comply with all applicable statutes, rules, regulations, orders and restrictions in respect of the conduct of their respective businesses and the ownership of their respective properties, except where any such failure would not have a material adverse effect on Borrower’s consolidated financial condition or results of operations.

         4.9.        Notice Re Defaults. Borrower shall promptly notify Lender, to the extent permitted by law, of the occurrence of any Event of Default, regardless of the materiality thereof.

         4.10.        Compliance with Loan Documents. Borrower shall comply with, observe and timely perform each and every one of the covenants, agreements and obligations under each and every one of the Loan Documents and any other Loan Document to which it is a party

         4.11.        Lender Expenses. Whether or not any Loan is made, Borrower will (a) pay all reasonable costs and expenses of the Lender incident to the transactions contemplated by this Agreement including, without limitation, all costs and expenses incurred in connection with the preparation, negotiation and execution of the Loan Documents, or in connection with any modification, amendment, alteration, or the enforcement of this Agreement, the Notes, the Subordinated Debenture or the other Loan Documents, including, without limitation, the Lender’s out-of-pocket expenses and the charges and disbursements to counsel retained by the Lender, and (b) pay and save the Lender and all other holders of the Notes and Subordinated Debenture harmless against any and all liability with respect to amounts payable as a result of (i) any taxes which may be determined to be payable in connection with the execution and delivery of this Agreement, the Notes, the Subordinated Debenture or the other Loan Documents or any modification, amendment or alteration of the terms or provisions of this Agreement, the Notes, the Subordinated Debenture or the other Loan Documents, (ii) any interest or penalties resulting from nonpayment or delay in payment of such expenses, charges, disbursements, liabilities or taxes, and (iii) any income taxes in respect of any reimbursement by Borrower for any of such violations, taxes, interests or penalties paid by the Lender. The obligations of the Borrower under this Section 4.11 shall survive the repayment in full of the Notes and the Subordinated Debenture. Any of the foregoing amounts incurred by the Lender and not paid by the Borrower upon demand shall bear interest from the date incurred at the rate of interest in effect or announced by Lender from time to time as its Base Rate plus 6% per annum and shall be deemed part of the Borrower’s Liabilities hereunder.

         4.12.        Subordinated Debt. If the Subordinated Debt ceases to be deemed to be Tier 2 Capital other than due to the limitation imposed by the second sentence of 12 C.F.R. §250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt, Borrower shall: (a) immediately notify Lender; and (b) immediately upon request of Lender execute and deliver all such agreements (including, without limitation, pledge agreements and replacement notes) as Lender may reasonably request in order to restructure the obligations evidenced by the Subordinated Debt as a senior secured obligation of Borrower.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

22

5.        NEGATIVE COVENANTS.

Borrower covenants and agrees that:

         5.1.         Indebtedness. Borrower shall not, and Borrower shall not permit any Bank Subsidiary to create, assume, incur, have outstanding, or in any manner become liable in respect of any indebtedness for borrowed money, other than the amount of the Liabilities and Subordinated Debt and other than borrowings in the ordinary course of business of the Bank Subsidiaries (including borrowings from the Federal Home Loan Bank system) and in accordance with applicable laws and regulations and safe and sound banking practices. For purposes of this Agreement, the phrase “indebtedness” shall mean and include: (i) all items arising from the borrowing of money, which according to GAAP now in effect, would be included in determining total liabilities as shown on the balance sheet; (ii) all indebtedness secured by any Lien on property owned by Borrower or any Bank Subsidiary whether or not such indebtedness shall have been assumed; (iii) all guarantees and similar contingent liabilities in respect to indebtedness of others; and (iv) all other interest-bearing obligations evidencing indebtedness to others for borrowed money.

         5.2.         Liens. Borrower shall not, and shall not permit any Bank Subsidiary to create, assume, incur, suffer or permit to exist (other than (i) to secure borrowings in the ordinary course of business of the Bank Subsidiaries (including borrowings from the Federal Home Loan Bank system) and in accordance with applicable laws and regulations and safe and sound banking practices, and (ii) tax liens with respect to real estate taxes not yet due and payable), any Lien of any kind or character upon or with respect to any of its assets or properties, whether owned at the date hereof or hereafter acquired, or assign or otherwise convey any right to receive income.

         5.3.        Disposal of Interests in Bank Subsidiaries. Borrower shall not dispose of any stock or other interest in the equity of any of its Bank Subsidiaries, by sale, assignment, lease or otherwise, now owned or hereafter acquired, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

         5.4.        Mergers or Consolidations. Borrower shall not, and shall not permit any of the Bank Subsidiaries to, purchase substantially all of the assets of, or merge into or consolidate with or into, any other person, entity or corporation, without the prior written consent of Lender, which consent shall not be unreasonably withheld; provided, however, that no such consent shall be required unless the purchase, merger or consolidation would be considered to involve a significant business combination as determined for purposes of the pro forma financial information filing requirements of Article 11 of Regulation S-X of the Securities and Exchange Commission.

         5.5.        Pledged Shares.

                 5.5.1.         Encumbrance. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to directly or indirectly create, assume, incur, suffer or permit to exist any Lien on the Subsidiary Bank Shares or the stock of any other Subsidiary owned by Borrower or any Subsidiary, except for any security interest granted herewith or previously by Borrower to Lender. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to sell, transfer, issue, reissue, exchange or grant any option with respect to any Subsidiary Bank Shares.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

23

                 5.5.2.         Dilution. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to cause or allow, the percentage of Subsidiary Bank Shares owned directly or indirectly by Borrower to diminish as a percentage of the outstanding capital stock of Subsidiary Bank.

         5.6.        Trust Preferred Financings. Borrower shall not issue any securities of a type commonly known as trust preferred securities without Lender’s prior written consent, which shall not unreasonably be withheld.

6.        BORROWER’S DEFAULTS AND LENDER’S REMEDIES.

         6.1.        Events of Default. Each of the following shall constitute an “Event of Default” under this Agreement:

                 6.1.1.        Borrower fails to pay, when due, any principal or interest on any Note, the Loan Fee or any other amount payable under this Agreement, the Notes (other than principal or interest), or any other Loan Document, and such failure continues for a period of five Business Days after written notice thereof from Lender to Borrower; or

                 6.1.2.        Borrower fails to keep or perform any of its agreements, undertakings, obligations, covenants or conditions under this Agreement not expressly referred to in another clause of this Section 6.1, or under any of the other Loan Documents (including, without limitation, any Collateral Document) and such failure continues for a period of thirty days after written notice thereof from Lender to Borrower; or

                 6.1.3.        Any warranty or representation now or hereafter made by Borrower to Lender is untrue or incorrect in any material respect when made, or any schedule, certificate, statement, report, financial data, notice, or writing furnished at any time by Borrower to Lender pursuant to the requirements of this Agreement is untrue or incorrect, in any material respect, as of the date as of which the facts set forth therein are stated or certified, or any of the foregoing omits to state a fact necessary to make the statements therein contained not misleading in any material respect; or

                 6.1.4.        The dissolution of Borrower; or

                 6.1.5.        The execution by Borrower of any secondary or additional financing agreements or arrangements of any kind whatsoever that is secured, in whole or in part, by all or any part of or interest in any Collateral; or

                 6.1.6.        Any order or decree is entered by any court of competent jurisdiction directly or indirectly enjoining or prohibiting Lender or Borrower from performing any of their obligations under this Agreement or any of the Loan Documents, and such order or decree is not vacated, and the proceedings out of which such order or decree arose are not dismissed, within 60 days after the granting of such decree or order; or

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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                 6.1.7.        The filing of formal charges by any governmental or quasi-governmental entity, including, without limitation, the issuance of an indictment, under a RICO Related Law against Borrower or any Affiliate of Borrower; or

                 6.1.8.        Final judgment or judgments for the payment of money is or are outstanding against any Borrower or against any of their property or assets in any single case in excess of $1,000,000, and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 30 days from the date of its entry; or

                 6.1.9.        The FRB, the FDIC, DFI or any other Governmental Agency charged with the regulation of bank holding companies or depository institutions: (i) issues to Borrower or any Bank Subsidiary, or initiates through formal proceedings any action, suit or proceeding to obtain against, impose on or require from Borrower or any Bank Subsidiary, a cease and desist order or similar regulatory order, the assessment of civil monetary penalties, articles of agreement, a memorandum of understanding, a capital directive, a capital restoration plan, restrictions (other than board resolutions adopted at the direction of a Governmental Agency) that prevent or as a practical matter impair the payment of dividends by any Bank Subsidiary or the payments of any debt by Borrower, restrictions (other than board resolutions adopted at the direction of a Governmental Agency) that make the payment of the dividends by any Bank Subsidiary or the payment of debt by Borrower subject to prior regulatory approval, a notice or finding under subsection 8(a) of the Federal Deposit Insurance Act, as amended, or any similar enforcement action, measure or proceeding; or (ii) proposes or issues to any executive officer or director of Borrower or any Bank Subsidiary, or initiates any action, suit or proceeding to obtain against, impose on or require from any such officer or director, a cease and desist order or similar regulatory order, a removal order or suspension order, or the assessment of civil monetary penalties, unless any such orders or penalties would not reasonably be expected to have a materially adverse effect on Borrower’s consolidated financial condition or operations; or

                 6.1.10.        Any Subsidiary Bank is notified that it is considered an institution in “troubled condition” within the meaning of 12 U.S.C. Section 1831i and the regulations promulgated thereunder, or a conservator or receiver is appointed for any Subsidiary Bank; or

                 6.1.11.        Borrower or any Subsidiary becomes insolvent or is unable to pay its debts as they mature; or makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts as they mature; or suspends transaction of its usual business; or if a trustee of any substantial part of the assets of Borrower or any Subsidiary is applied for or appointed, and if appointed in a proceeding brought against Borrower, Borrower by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment, or within 30 days after such appointment, such appointment is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect; or

Second Amended and Restated Loan and
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German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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                 6.1.12.        Any proceedings involving Borrower or any Subsidiary are commenced by or against Borrower or any Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government and, with respect to Borrower only, if such proceedings are instituted against Borrower, Borrower by any action or failure to act indicates its approval of, consent to or acquiescence therein, or an order shall be entered approving the petition in such proceedings and within 30 days after the entry thereof such order is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect; or

                 6.1.13.        Borrower applies for, consents to or acquiesces in the appointment of a trustee, receiver, conservator or liquidator for itself under Chapter 7 or Chapter 11 of the Bankruptcy Code (the “Code Provisions”), or in the absence of such application, consent or acquiescence, a trustee, conservator, receiver or liquidator is appointed for Borrower under the Code Provisions, and is not discharged within 30 days, or any bankruptcy, reorganization, debt arrangement or other proceeding or any dissolution, liquidation, or conservatorship proceeding is instituted by or against Borrower under the Code Provisions, and if instituted against Borrower, is consented or acquiesced in by it or remains for 30 days undismissed, or if Borrower is enjoined, restrained or in any way prevented from conducting all or any material part of its business under the Code Provisions; or

                 6.1.14.        A Subsidiary Bank applies for, consents to or acquiesces in the appointment of a receiver for itself, or in the absence of such application, consent or acquiescence, a receiver is appointed for such Subsidiary Bank, and is not discharged within 30 days; or

                 6.1.15.        The Pledged Stock (as defined in the Pledge Agreement) is attached, seized, subjected to a writ of distress warrant, or is levied upon or becomes subject to any lien, claim, security interest or other encumbrance of any kind, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; or

                 6.1.16.        Fifteen days after notice thereof, Borrower or any Subsidiary Bank continues to be in default in any payment of principal or interest for any other obligation or in the performance of any other term, condition or covenant contained in any agreement (including, without limitation, an agreement in connection with the acquisition of capital equipment on a title retention or net lease basis), involving a sum in excess of $250,000 for any single default and $500,000 for all of such ongoing defaults under any and all agreements, under which any such obligation is created the effect of which default is to cause the holder of such obligation to cause such obligation to become due prior to its stated maturity.

                 6.1.17.        A Change of Control shall occur or Borrower shall cease to own and control all of the issued and outstanding capital stock of any Bank Subsidiary (as used herein, the term “Change of Control” shall mean at any time that (a) any individual or entity, either individually or as part of a “person” (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) shall own, beneficially or of record, 20% or more of the issued and outstanding common stock of Borrower for purposes of this definition, “beneficial ownership” shall have the meaning set forth in Rule 13d-3 of the Exchange Act);

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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         6.2.        Lender’s Remedies. Subject to Section 6.7, upon the occurrence of any Event of Default, Lender shall have the right, if such Event of Default shall then be continuing, in addition to all the remedies conferred upon Lender by law or equity or the terms of any Loan Document, to do any or all of the following, concurrently or successively, without notice to Borrower:

                 6.2.1.        Declare the Notes to be, and they shall thereupon become, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in any Note to the contrary notwithstanding; or

                 6.2.2.        Terminate Lender’s obligations under this Agreement to extend credit of any kind or to make any disbursement, whereupon the commitment and obligation of Lender to extend credit or to make disbursements hereunder shall terminate; or

                 6.2.3.        Exercise all of its rights and remedies at law, in equity or pursuant to any or all Collateral Documents, including foreclosing on the Collateral.

Borrower shall pay to Lender, upon demand, all expenses (including, without limitation, attorneys’ fees and expenses) of obtaining such judgment or decree or of otherwise seeking to enforce its rights under this Agreement or any of the other Loan Documents or other related documents; and all such expenses, as determined by Lender in its sole and absolute discretion, shall, until paid, be secured by the Loan Documents and shall bear interest at the Default Rate described in the Notes.

         6.3.        Protective Advances. If an Event of Default occurs, Lender may (but shall in no event be required to) cure any such Event of Default and any amounts expended by Lender in so doing, as determined by Lender in its sole and absolute discretion, shall (a) be deemed advanced by Lender under an obligation to do so regardless of the identity of the person or persons to whom such funds are furnished, (b) constitute additional advances hereunder, the payment of which is additional indebtedness evidenced by the Note, and (c) become due and owing, at Lender’s demand, with interest accruing from the date of disbursement thereof until fully paid at the Default Rate.

         6.4.        Other Remedies. If any Event of Default shall occur and be continuing, Lender may, in addition to any other rights and remedies hereunder, exercise any and all remedies provided in any of the other Loan Documents and other related documents.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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         6.5.        No Lender Liability. To the extent permitted by law, Lender shall have no liability for any loss, damage, injury, cost or expense resulting from any action or omission by it, or any of its representatives, which was taken, omitted or made in good faith.

         6.6.        Lender’s Fees and Expenses. In case of any Event of Default hereunder, Borrower shall pay Lender’s fees and expenses including, without limitation, attorneys’ fees and expenses, in connection with the enforcement of this Agreement or any of the other Loan Documents or other related documents.

         6.7.        Limitation on Remedies with Respect to Subordinated Debt. If an Event of Default under Sections 6.1.13 or 6.1.14 shall occur, Lender may declare the Subordinated Debenture and any other amounts due Lender hereunder immediately due and payable, whereupon the Subordinated Debenture and such other amounts payable hereunder shall immediately become due and payable, without presentment, demand, protest or notice of any kind. If Borrower receives a written notification from the FRB that the Subordinated Debenture no longer constitutes Tier 2 Capital of Borrower (the “Federal Reserve Notice”), other than due to the limitation imposed by the second sentence of 12 C.F.R. §250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt, and if thereafter any Event of Default shall occur under Section 6.1, Lender may declare the Subordinated Debenture and any other amounts due Lender hereunder immediately due and payable, whereupon the Subordinated Debenture and such other amounts payable hereunder shall immediately become due and payable, without presentment, demand, protest or notice of any kind. Upon the occurrence of an Event of Default, it is specifically understood and agreed that, notwithstanding the curing of such Event of Default, Borrower shall not be released from any of its covenants hereunder unless and until the Subordinated Debenture is paid in full. Upon the occurrence of an Event of Default without notice by Lender to or demand by Lender of Borrower, Lender shall have no further obligation to and may then forthwith cease advancing monies or extending credit to or for the benefit of Borrower under this Agreement and the other Loan Documents. The parties agree that until the earlier of the Subordinated Debt Maturity Date or the delivery of a Federal Reserve Notice, Lender may only enforce Borrower’s obligations under the Subordinated Debt (a) if Borrower fails to pay interest when due on the Subordinated Debenture, in which case Lender may pursue Borrower for such interest, (b) if Borrower fails to comply with any of the affirmative covenants set forth in Section 4 (other than the affirmative financial covenants in Section 4.2), in which case Lender may pursue Borrower to ensure that Borrower complies with such covenants, or (c) if an Event of Default occurs under Sections 6.1.13 or 6.1.14, in which case the first sentence of this Section 6.7 shall govern.

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German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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7.        MISCELLANEOUS.

         7.1.        Release; Indemnification.

        Borrower hereby releases Lender from any and all causes of action, claims or rights which the Borrower may now or hereafter have for, or which may arise from, any loss or damage caused by or resulting from (a) any failure of Lender to protect, enforce or collect in whole or in part any of the Collateral and (b) any other act or omission to act on the part of Lender, its officers, agents or employees, except in each instance for willful misconduct and gross negligence. Borrower shall indemnify, defend and hold Lender and its Affiliates harmless from and against any and all losses, liabilities, obligations, penalties, claims, fines, demands, litigation, defenses, costs, judgments, suits, proceedings, actual damages, disbursements or expenses of any kind or nature whatsoever (including, without limitation, attorneys’ fees and expenses) which may at any time be either directly or indirectly imposed upon, incurred by or asserted or awarded against Lender or any of Lender’s Affiliates in connection with, arising from or relating to Lender’s entering into or carrying out the terms of this Agreement or being the holder of any Note, other than any loss, liability, damage, suit, claim, expense, fees or costs arising solely by reason of Lender’s or any of Lender’s Affiliates’ willful misconduct or gross negligence.

         7.2.        Assignment and Participation.

        Lender may pledge or otherwise hypothecate all or any portion of this Agreement or grant participations herein, or in any of its rights and security hereunder, including, without limitation, the Note. Lender may also assign all or any part of any Loan and Lender’s obligations in connection therewith to one or more commercial banks or other financial institutions or investors (each an “Assignee Lender”). Upon delivery to Borrower of an executed copy of the Assignee Lender’s assignment and acceptance (a) each such Assignee Lender shall be deemed to be a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender, such Assignee Lender shall have the rights and obligations of Lender hereunder and under the other Loan Documents and other related documents, and (b) Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it, shall be released from its obligations hereunder and under the other Loan Documents (including, without limitation, the obligation to fund the Assignee Lender’s share of the Loans) and other related documents. Within five Business Days after receipt of a copy of the executed assignment and acceptance document, Borrower shall execute and deliver to Lender a new Note or Notes, as applicable (for delivery to the relevant Assignee Lender), evidencing such Assignee Lender’s assigned portion of the Loans and a replacement Note or Notes, as applicable, in the principal amount of the Loans retained by Lender (such Note to be in exchange for, but not in payment of, the Note then held by Lender). Such Note shall be dated the date of the predecessor Note. Lender shall mark the predecessor Note “exchanged” and deliver it to Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the assignment agreement between Lender and to the Assignee Lender. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to Lender. Accrued interest and accrued fees shall be so apportioned between the Note and paid at the same time or times provided in the predecessor Note and in this Agreement. Borrower authorizes Lender to disclose to any prospective Assignee Lender any financial or other information pertaining to Borrower or the Loans. In addition, Borrower agrees that, if so requested by Lender, Borrower will cause all insurance policies, binders and commitments (including, without limitation, casualty insurance and title insurance) required by the Loan Documents or other related documents to be delivered to Lender to name the Assignee Lender as an additional insured or obligee, as Lender may request. Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including this Section 7.3, Lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents and other related documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release Lender from its obligations thereunder.

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German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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         7.3.        Prohibition on Assignment.

        Borrower shall not assign or attempt to assign its rights under this Agreement, either voluntarily or by operation of law.

         7.4.        Time of the Essence.

        Time is of the essence of this Agreement.

         7.5.        No Waiver.

        No waiver of any term, provision, condition, covenant or agreement herein contained shall be effective unless set forth in a writing signed by Lender, and any such waiver shall be effective only to the extent set forth in such writing. No failure to exercise or delay in exercising, by Lender or any holder of the Note, of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right or remedy provided by law. The rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided by law or equity. No notice or demand on Borrower in any case shall, in itself, entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand. No consent or waiver, expressed or implied, by Lender to or of any breach or default by Borrower in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Borrower hereunder. Failure on the part of Lender to complain of any acts or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of its rights hereunder or impair any rights, powers or remedies on account of any breach or default by Borrower.

         7.6.         Severability.

        Any provision of this Agreement which is unenforceable or invalid or contrary to law, or the inclusion of which would adversely affect the validity, legality or enforcement of this Agreement, shall be of no effect and, in such case, all the remaining terms and provisions of this Agreement shall subsist and be fully effective according to the tenor of this Agreement the same as though any such invalid portion had never been included herein. Notwithstanding any of the foregoing to the contrary, if any provisions of this Agreement or the application thereof are held invalid or unenforceable only as to particular persons or situations, the remainder of this Agreement, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue valid and enforceable to the fullest extent permitted by law.

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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         7.7.        Usury; Revival of Liabilities.

        All agreements between Borrower and Lender (including, without limitation, this Agreement and any other Loan Documents) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under the laws of the State of Illinois. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of the State of Illinois, and if for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the indebtedness secured by the Collateral (whether or not then due and payable) and not to the payment of interest. To the extent that the Lender received any payment on account of the Borrower’s Liabilities and any such payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment(s) or proceeds received, the Borrower’s Liabilities or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment(s) or proceeds had not been received by Lender and applied on account of the Borrower’s Liabilities; provided, however, if Lender successfully contests an such invalidation, declaration, set aside, subordination or other order to pay any such payment or proceeds to any third party, the revived Borrower’s Liabilities shall be deemed satisfied.

         7.8.         Notices.

        Any notice which either party hereto may be required or may desire to give hereunder shall be deemed to have been given if in writing and if delivered personally, or if mailed, postage prepaid, by United States registered or certified mail, return receipt requested, or if delivered by a responsible overnight courier, addressed:

if to Borrower:	German American Bancorp, Inc.
Attn:  Bradley M. Rust, Senior Vice President and Chief Financial Officer
Telephone No.:  (812) 482-1718
Fax No.:  (812) 482-0745
E-Mail Address: Brad.Rust@germanamericanbancorp.com

if to Lender:	JPMorgan Chase Bank, N.A.
120 South LaSalle Street, 3rd Floor
Chicago, Illinois 60603
Attn:  John Spalding
Telephone No.:  (312) 661-6875
Fax No.:  (312) 661-9511
E-Mail Address: john.l.spalding@chase.com

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German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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or to such other address or addresses as the party to be given notice may have furnished in writing to the party seeking or desiring to give notice, as a place for the giving of notice, provided that no change in address shall be effective until seven days after being given to the other party in the manner provided for above. Any notice given in accordance with the foregoing shall be deemed given when delivered personally or, if mailed, five Business Days after it shall have been deposited in the United States mails as aforesaid or, if sent by overnight courier, the Business Day following the date of delivery to such courier.

         7.9.        Successors and Assigns.

        This Agreement shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns except that, unless Lender consents in writing, no assignment made by Borrower in violation of this Agreement shall confer any rights on any assignee of Borrower.

         7.10.        No Joint Venture.

        Nothing contained herein or in any document executed pursuant hereto and no action or inaction whatsoever on the part of Lender, shall be deemed to make Lender a partner or joint venturer with Borrower.

         7.11.        Brokerage Commissions.

        Borrower shall indemnify, defend and hold Lender and its Affiliates harmless from and against any and all losses, liabilities, obligations, penalties, claims, fines, lost profits, demands, litigation, defenses, costs, judgments, suits, proceedings, damages, disbursements or expenses of any kind or nature whatsoever (including, without limitation, attorneys’ fees and expenses), consequential or otherwise, which may at any time be either directly or indirectly imposed upon, incurred by or asserted or awarded against Lender or any of its Affiliates in connection with, arising out of or relating to any claim of a broker’s or finder’s fee against Lender or any person or entity in connection with the transaction herein contemplated arising out of or relating to Borrower’s or Lender’s action or inaction.

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German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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         7.12.         Publicity.

        Neither Borrower nor Lender shall publicize any Loan without the prior written consent of the other party.

         7.13.         Documentation.

        All documents and other matters required by any of the provisions of this Agreement to be submitted or furnished to Lender shall be in form and substance satisfactory to Lender.

         7.14.        Additional Assurances.

        Borrower agrees that, at any time or from time to time, upon the written request of Lender, it will execute all such further documents and do all such other acts and things as Lender may reasonably request to effectuate the transaction herein contemplated.

         7.15.        Entire Agreement.

        This Agreement and the Exhibits hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto.

         7.16.        Choice of Law.

        This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois. Nothing herein shall be deemed to limit any rights, powers or privileges which Lender may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by Lender which is lawful pursuant to, or which is permitted by, any of the foregoing.

         7.17.        Forum; Agent; Venue.

        To induce Lender to accept this Agreement and the other Loan Documents, Borrower irrevocably agrees that all actions or proceedings in any way, manner, or respect, arising out of or from or related to this Agreement or the other Loan Documents shall be litigated only in courts having suits within Chicago, Illinois. Borrower hereby consents and submits to the jurisdiction of any local, state, or federal court located within said city. Borrower hereby irrevocably appoints and designates the chief financial officer of Borrower, or any other person whom Borrower may from time to time hereafter designate (having give five days’ written notice thereof to Lender) as Borrower’s true and lawful attorney and duly authorized agent for acceptance of service of legal process. Borrower agrees that service of such process upon such person shall constitute personal service of such process upon Borrower. Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought against Borrower by Lender.

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German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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         7.18.        No Third Party Beneficiary.

        This Agreement is made for the sole benefit of Borrower and Lender, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.

         7.19.        Legal Tender of United States.

        All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.

         7.20.        Definitions; Captions; Counterparts.

        With respect to any reference in this Agreement to any defined term, (a) if such defined term refers to a person, or a trust, corporation, partnership or other entity, then it shall also mean all heirs, legal representatives, successors and assigns of such person or entity, and (b) if such defined term refers to a document, instrument or agreement, then it shall also include any replacement, extension or other modification thereof. Captions contained in this Agreement in no way define, limit or extend the scope or intent of their respective provisions. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         7.21.        Knowledge; Discretion.

        All references herein to a party’s best knowledge shall be deemed to mean the best knowledge of such party based on commercially reasonable inquiry. All references herein to Borrower’s knowledge shall be deemed to refer to the knowledge of Borrower and each Subsidiary. Unless specified to the contrary herein, all references herein to an exercise of discretion or judgment by Lender, to the making of a determination or designation by Lender, to the application of Lender’s discretion or opinion, to the granting or withholding of Lender’s consent or approval, to the consideration of whether a matter or thing is satisfactory or acceptable to Lender, or otherwise involving the decision making of Lender, shall be deemed to mean that Lender shall decide unilaterally using its sole and absolute discretion or judgment.

         7.22.        WAIVER OF RIGHT TO JURY TRIAL.

        BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (a) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (b) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE AGREEMENT AND THE OTHER LOAN DOCUMENTS (c) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

[THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

JPMorgan Chase Bank, N.A. By: /s/ John L. Spalding Name: John L. Spalding Title: Senior VP German American Bancorp, Inc. By: /s/ Bradley M. Rust Name: Bradley M. Rust Title: SVP & CFO

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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EXHIBITS:

A    Form of Term Note
B    Form of Revolving Note
C    Form of Subordinated Debenture
D    Form of Pledge Agreement
E    Form of Rate Election Notice
F    Form of Quarterly Compliance Certificate

SCHEDULES:

3.4.2    Subsidiaries of the Borrower

Second Amended and Restated Loan and
Subordinated Debenture Purchase Agreement
German American Bancorp, Inc./JP Morgan Chase Bank, N.A.

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EXHIBIT A

Term Note

$10,000,000	Chicago, Illinois December 29, 2006

FOR VALUE RECEIVED, the undersigned, GERMAN AMERICAN BANCORP, INC., an Indiana corporation (“Borrower”), promises to pay to the order of JPMorgan Chase Bank, N.A., a national banking association, or the holder hereof from time to time (“Lender”), at such place as may be designated in writing by Lender, the principal sum of TEN MILLION AND 00/100THS DOLLARS ($10,000,000), with interest thereon as hereinafter provided. This note (this “Note”) is issued pursuant to the terms of a Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement of even date herewith by and between Borrower and Lender (said Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement together with the Agreed Upon Terms and Procedures, as each may be amended, restated, supplemented or modified from time to time, is referred to hereinafter as the “Loan Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

Interest shall accrue on all sums as advanced and outstanding from time to time under this Note and Loan Agreement as set forth in the Loan Agreement, and such interest shall be due and payable on the first day of each January, April, July and October as set forth in the Loan Agreement, commencing April 1, 2007. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds.

The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable on the Term Loan Maturity Dates. Additional principal payments shall be made in accordance with the provisions of the Loan Agreement. Until January 1, 2014, the Borrower may not reduce the outstanding balance of the Term Loan below $500,000 if there is any outstanding principal owing under the Subordinated Debenture.

This Note is issued pursuant to the terms of the Loan Agreement and is secured by and entitled to the benefits of, among other things, the Collateral Documents. In case an Event of Default (as defined under any of the Loan Agreement, the Collateral Documents, or other Loan Document) shall occur and be continuing (any of the foregoing being a “Event of Default” hereunder), the principal of this Note together with all accrued interest thereon may, at the option of the holder hereof, immediately become due and payable on demand; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.

Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Note shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.

1

TERM NOTE

GERMAN AMERICAN BANCORP, INC.

JP MORGAN CHASE, N.A.

Provided that no Event of Default then exists, this Note may be prepaid only upon those terms and conditions set forth in the Loan Agreement.

From and after the Term Loan Maturity Date, or such earlier date as all sums owing on this Note become due and payable by acceleration or otherwise, or after the occurrence of an Event of Default, interest shall be computed on all amounts then due and payable under this Note at a “Default Rate” equal to 3% per annum (based on a 360-day year and charged on the basis of actual days elapsed) in excess of the interest rate otherwise accruing under this Note.

If any attorney is engaged by Lender to enforce or defend any provision of this Note or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys’ fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys’ fees and expenses had been added to the principal.

No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Note, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Note or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the Loan evidenced by this Note, the terms of this Note shall prevail.

Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. In addition, Borrower expressly agrees that this Note and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.

Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that federal laws preempt the laws of the State of Illinois, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any federal or State court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or Federal law. Any reference contained herein to attorneys’ fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

All agreements between Borrower and Lender (including, without limitation, this Note and the Loan Agreement, and any other documents securing all or any part of the indebtedness

2

TERM NOTE

GERMAN AMERICAN BANCORP, INC.

JP MORGAN CHASE, N.A.

evidenced hereby) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Note (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.

Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.

BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

This Note represents a continuation of the indebtedness represented by that certain Term Note, dated September 20, 2005, made by Borrower to Lender in the original principal amount of $25,000,000, as such note has been amended prior to the date hereof (the “Original Note”). The Original Note is amended, restated and replaced by this Note. This Note does not constitute a novation, discharge or satisfaction of the Original Note replaced hereby or of the indebtedness evidenced by said Original Note.

[Signature Page Follows]

3

TERM NOTE

GERMAN AMERICAN BANCORP, INC.

JP MORGAN CHASE, N.A.

IN WITNESS WHEREOF, the undersigned has executed this Note or caused this Note to be executed by its duly authorized representative as of the date first above written.

GERMAN AMERICAN BANCORP, INC.

_________________________________________

Bradley M. Rust

Senior Vice President and Chief Financial Officer

4

TERM NOTE

GERMAN AMERICAN BANCORP, INC.

JP MORGAN CHASE, N.A.

EXHIBIT B

Revolving Note

$15,000,000	Chicago, Illinois December 29, 2006

FOR VALUE RECEIVED, the undersigned, GERMAN AMERICAN BANCORP, INC., an Indiana corporation (“Borrower”), promises to pay to the order of JPMorgan Chase Bank, N.A., a national banking association, or the holder hereof from time to time (“Lender”), at such place as may be designated in writing by Lender, the principal sum of FIFTEEN MILLION AND 00/100THS DOLLARS ($15,000,000), with interest thereon as hereinafter provided. It is contemplated that there will be advances and payments under this note (this “Note”) from time to time, but no advances or payments under this Note (including payment in full of the unpaid balance of principal hereof prior to maturity) shall affect or impair the validity or enforceability of this Note as to future advances hereunder. This Note is issued pursuant to the terms of a Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement of even date herewith by and between Borrower and Lender (said Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement together with the Agreed Upon Terms and Procedures, as each may be amended and modified from time to time, is referred to hereinafter as the “Loan Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

Interest shall accrue on all sums as advanced and outstanding from time to time under this Note and Loan Agreement as set forth in the Loan Agreement, and such interest shall be due and payable on the first day of each January, April, July and October as set forth in the Loan Agreement, commencing April 1, 2007. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds.

The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable on the Revolving Loan Maturity Date. Additional principal payments shall be made in accordance with the provisions of the Loan Agreement.

This Note is issued pursuant to the terms of the Loan Agreement and is secured by and entitled to the benefits of, among other things, the Collateral Documents. In case an Event of Default (as defined under any of the Loan Agreement, the Collateral Documents, or other Loan Document) shall occur and be continuing (any of the foregoing being a “Event of Default” hereunder), the principal of this Note together with all accrued interest thereon may, at the option of the holder hereof, immediately become due and payable on demand; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.

Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Note shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.

Provided that no Event of Default then exists, this Note may be prepaid only upon those terms and conditions set forth in the Loan Agreement.

1

REVOLVING NOTE

GERMAN AMERICAN BANCORP, INC.

JPMORGAN CHASE, N.A.

From and after the Revolving Loan Maturity Date, or such earlier date as all sums owing on this Note become due and payable by acceleration or otherwise, or after the occurrence of an Event of Default, interest shall be computed on all amounts then due and payable under this Note at a “Default Rate” equal to 3% per annum (based on a 360-day year and charged on the basis of actual days elapsed) in excess of the interest rate otherwise accruing under this Note.

If any attorney is engaged by Lender to enforce or defend any provision of this Note or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys’ fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys’ fees and expenses had been added to the principal.

No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Note, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Note or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the Loan evidenced by this Note, the terms of this Note shall prevail.

Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. In addition, Borrower expressly agrees that this Note and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.

Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that federal laws preempt the laws of the State of Illinois, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any federal or State court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or Federal law. Any reference contained herein to attorneys’ fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

All agreements between Borrower and Lender (including, without limitation, this Note and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit

2

REVOLVING NOTE

GERMAN AMERICAN BANCORP, INC.

JPMORGAN CHASE, N.A.

of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Note (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.

Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.

BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

This Note represents a continuation of the indebtedness represented by that certain Revolving Note, dated September 20, 2005, made by Borrower to Lender in the original principal amount of $15,000,000, (the “Original Note”). The Original Note is amended, restated and replaced by this Note. This Note does not constitute a novation, discharge or satisfaction of the Original Note replaced hereby or of the indebtedness evidenced by said Original Note.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

3

REVOLVING NOTE

GERMAN AMERICAN BANCORP, INC.

JPMORGAN CHASE, N.A.

IN WITNESS WHEREOF, the undersigned has executed this Note or caused this Note to be executed by its duly authorized representative as of the date first above written.

GERMAN AMERICAN BANCORP, INC.

__________________________________________

Bradley M. Rust

Senior Vice President and Chief Financial Officer

4

REVOLVING NOTE

GERMAN AMERICAN BANCORP, INC.

JPMORGAN CHASE, N.A.

EXHIBIT C

Subordinated Debenture

THIS SUBORDINATED DEBENTURE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY FEDERAL AGENCY.

$10,000,000	Chicago, Illinois December 29, 2006

FOR VALUE RECEIVED, the undersigned, German American Bancorp, Inc., an Indiana corporation (“Borrower”), hereby promises to pay to the order of JPMorgan Chase Bank, N.A., a national banking association, or any holder hereof from time to time (“Lender”), at such place as may be designated in writing by Lender, the principal sum of Ten MILLION AND 00/100 DOLLARS ($10,000,000) (or so much thereof that has been advanced and remains outstanding) with interest thereon as hereinafter provided. This Subordinated Debenture (this “Subordinated Debenture”) is issued pursuant to the terms of that certain Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement of even date herewith by and between Borrower and Lender (such Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement together with the Agreed Upon Terms and Procedures, as each may be amended, restated, supplemented or modified from time to time, is referred to hereinafter as the “Loan Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

All accrued interest and unpaid principal due and payable under this Subordinated Debenture shall be paid in full on or before the Subordinated Debenture Maturity Date.

The unpaid principal amount outstanding under this Subordinated Debenture from time to time shall bear interest before maturity in accordance with the Agreement, computed on the basis of a 360-day year and charged for actual days elapsed. Under certain circumstances as provided in the Agreement, overdue interest payments under this Subordinated Debenture shall bear interest from the due date thereof until paid at a daily rate equal to the Default Rate of Interest, computed on the basis of a 360-day year and charged for actual days elapsed, except as otherwise provided in the Agreement.

All accrued interest shall be payable at Lender’s principal place of business on a quarterly basis in arrears on the first day of each January, April, July and October, commencing April 1, 2007. The outstanding unpaid principal balance of this Subordinated Debenture shall be payable in one installment on the Subordinated Debenture Maturity Date. Whenever any payment to be made under this Subordinated Debenture shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest due upon this Subordinated Debenture. There shall be no penalties or other charges payable by Borrower to Lender hereunder other than those payments described in this Subordinated Debenture or in the Loan Agreement. Borrower may prepay all or, from time to time, part of the outstanding unpaid principal balance under this Subordinated Debenture at any time without penalty.

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SUBORDINATED DEBENTURE

GERMAN AMERICAN BANCORP, INC.

This Subordinated Debenture is not secured by any assets of Borrower.

So long as any portion of the unpaid principal of this Subordinated Debenture is deemed to be Tier 2 Capital of Borrower in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies, the rights of Lender to the principal sum hereunder or any part hereof and to any accrued interest thereon shall remain subject and subordinate to the claims of general creditors of Borrower (which shall expressly exclude all indebtedness incurred in connection with, or relating to, any trust preferred securities caused to be issued by, or reflected in the consolidated financial statements of, Borrower, but shall expressly include all senior indebtedness of the Borrower for borrowed money, similar obligations arising from off-balance sheet guarantees and direct credit substitutes, and obligations associated with derivative products such as interest rate and foreign exchange contracts, commodity contracts, and similar arrangements) and, upon dissolution or liquidation of Borrower, no payment of principal, interest or premium (including post-default interest) shall be due and payable under the terms of this Subordinated Debenture until all general creditors of Borrower (which shall expressly exclude all indebtedness incurred in connection with, or relating to, any trust preferred securities caused to be issued by, or reflected in the consolidated financial statements of, Borrower, but shall expressly include all senior indebtedness of the Borrower for borrowed money, similar obligations arising from off-balance sheet guarantees and direct credit substitutes, and obligations associated with derivative products such as interest rate and foreign exchange contracts, commodity contracts, and similar arrangements) shall have been paid in full. If this Subordinated Debenture ceases to be deemed to be Tier 2 Capital of Borrower in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies, other than due to the limitations imposed by the second sentence of 12 C.F.R §250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt, Borrower shall: immediately notify Lender; and immediately upon request of Lender execute and deliver all such agreements (including without limitation pledge agreements and replacement notes) as Lender may request in order to restructure the obligation evidenced hereby as a senior secured obligation of Borrower. If Borrower fails to execute such agreements as required by Lender within 30 days of Lender’s request, such failure shall be deemed to be an Event of Default as provided in Section 6.1 of the Loan Agreement.

If an Event of Default or “Default” as defined under, or a default or breach in any respect by Borrower of any representation, warranty, covenant or agreement under, any of the Loan Documents (including, without limitation, any Collateral Document) occurs, Lender shall have the rights set forth in Section 6.7 of the Loan Agreement.

If any attorney is engaged by Lender to enforce or defend any provision of this Subordinated Debenture or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys’ fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys’ fees and expenses had been added to the principal.

No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Subordinated Debenture or any of the other Loan Documents shall constitute a waiver of

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SUBORDINATED DEBENTURE

GERMAN AMERICAN BANCORP, INC.

any breach, default or failure of condition under this Subordinated Debenture, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Subordinated Debenture or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Subordinated Debenture and the terms of any other document related to the Loan evidenced by this Subordinated Debenture, the terms of this Subordinated Debenture shall prevail.

Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Subordinated Debenture. In addition, Borrower expressly agrees that this Subordinated Debenture and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.

Time is of the essence with respect to every provision hereof. This Subordinated Debenture shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that federal laws preempt the laws of the State of Illinois, and all persons and entities in any manner obligated under this Subordinated Debenture consent to the jurisdiction of any federal or State court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or Federal law. Any reference contained herein to attorneys’ fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

All agreements between Borrower and Lender (including, without limitation, this Subordinated Debenture and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Subordinated Debenture (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.

Lender may sell, assign, pledge or otherwise transfer or encumber any or all of its interest under this Subordinated Debenture at any time and from time to time. In the event of a transfer, all terms and conditions of this Subordinated Debenture shall be binding upon and inure to the benefit of the transferee after such transfer.

Upon receipt of notice from Lender advising Borrower of the loss, theft, destruction or mutilation of this Subordinated Debenture, Borrower shall, execute and deliver in lieu thereof a

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SUBORDINATED DEBENTURE

GERMAN AMERICAN BANCORP, INC.

new debenture in principal amount equal to the unpaid principal amount of such lost, stolen, destroyed or mutilated debenture, dated the date to which interest has been paid on such lost, stolen, destroyed or mutilated Subordinated Debenture.

Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Subordinated Debenture shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.

Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.

BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS SUBORDINATED DEBENTURE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS SUBORDINATED DEBENTURE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

IN WITNESS WHEREOF, the undersigned has executed this Subordinated Debenture or caused this Subordinated Debenture to be executed by its duly authorized representative as of the date first above written.

German American Bancorp, Inc. Bradley M. Rust Senior Vice President and Chief Financial Officer

EXHIBIT D

Pledge Agreement

        THIS PLEDGE AGREEMENT (this “Pledge Agreement”) is dated as of December 29, 2006 and is made by and between GERMAN AMERICAN BANCORP, INC., an Indiana corporation (“Pledgor”), and JPMorgan Chase Bank, N.A., a national banking association (“Lender”).

AGREEMENT

        IN CONSIDERATION of the mutual covenants, conditions and agreements and to induce Lender to enter into the Loan Agreement and to make Loans and other financial accommodations to Pledgor, the parties hereby agree as follows:

1.        DEFINITIONS

         1.1.         Defined Terms. The following capitalized terms generally used in this Pledge Agreement shall have the meanings defined or referenced below (such meanings to be equally applicable to both the singular and the plural forms of the term defined). Certain other capitalized terms used in specific sections of this Pledge Agreement may be defined in such sections.

        “Certificates” means any and all notes, warrants, options, stock certificates or other documents or instruments now or hereafter received or receivable by Pledgor and representing Pledgor’s interest in the Pledged Stock.

        “Loan Agreement” means that Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement of even date herewith between Lender and Pledgor together with the Agreed Upon Terms and Procedures, as each may be amended, restated, supplemented or modified from time to time, both of which are hereby incorporated by reference in this Pledge Agreement.

        “Pledged Stock” means: (i) the shares of capital stock of German American Bancorp, an Indiana banking corporation that is the sole Subsidiary Bank of the Borrower, as described on the attached Schedule A hereto and any and all other shares of capital stock issued by any Bank Subsidiary previously or hereafter acquired by Pledgor, whether directly from a Bank Subsidiary or otherwise and whether such other shares are now or hereafter in the possession of Pledgor, Lender or other holder; (ii) all stock and other securities or property which are issued pursuant to conversion, redemption, exercise of rights, stock split, recapitalization, reorganization, stock dividends or other corporate act which are referable to the shares referenced in clause (i) or this clause (ii) (collectively, the “Additional Pledged Securities”); (iii) all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation, dissolution or winding up which are referable to the shares referenced in clause (i) or clause (ii) (such distributions are hereinafter referred to as “Liquidating Distributions”); and (iv) all substitutions for any of the foregoing, proceeds of and from any of the foregoing and all interest, cash dividends or other payments in respect of any of the foregoing.

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

1

         1.2.         Other Defined Terms. All other capitalized terms used herein have the meanings assigned to them in the Loan Agreement.

         1.3.         Exhibits and Schedules Incorporated. All exhibits and schedules attached hereto or referenced herein, are hereby incorporated into this Pledge Agreement.

2.        PLEDGE AND GRANT OF SECURITY INTERESTS. Pledgor hereby pledges, collaterally assigns, hypothecates and transfers to Lender all Pledged Stock, together with appropriate undated assignments separate from the Certificates duly executed in blank, and hereby grants to and creates in favor of Lender liens and security interests in the Pledged Stock as collateral security for (a) the due and punctual payment when due (whether at maturity, by acceleration or otherwise) in full of all amounts due under the Senior Loans (as the same may be amended, restated, supplemented, modified, extended or replaced from time to time) in the aggregate face amount as of the date hereof of $25,000,000 executed and delivered by Pledgor to Lender pursuant to the Loan Agreement; (b) the due and punctual performance and observance by Pledgor of all other Borrower’s Liabilities; (c) the due and punctual performance and observance by Pledgor of all of its agreements, obligations, liabilities and duties under this Pledge Agreement, the Loan Agreement and the other Loan Documents; (d) all amounts due to the Lender under the Senior Notes, including any and all modifications, extensions, renewals or refinancings thereof and including, without limitation, all principal, interest and other amounts due under the Senior Notes; (e) all sums advanced by, or on behalf of, the Lender in connection with, or relating to, the Loan Agreement, the Senior Notes or the Pledged Stock including, without limitation, any and all sums advanced to preserve the Pledged Stock, or to perfect the Lender’s security interest in the Pledged Stock; (f) in the event of any proceeding to enforce the satisfaction of the obligations, or any of them, or to preserve and protect their rights under the Loan Agreement, the Senior Notes, this Pledge Agreement or any other agreement, document or instrument relating to the transactions contemplated in the Loan Agreement, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Pledged Stock, or of any exercise by the Lender of its rights, together with reasonable attorneys’ fees, expenses and court costs; (g) any indebtedness, obligation or liability of the Pledgor to the Lender, whether direct or indirect, joint or several, absolute or contingent, now or hereafter existing, however created or arising and however evidenced; (h) any indebtedness, obligation or liability of the Pledgor under or in connection with any Interest Rate Protection Agreement; and (i) all costs incurred by Lender to obtain, perfect, preserve and enforce the liens and security interests granted by this Pledge Agreement, the Loan Agreement and the other Loan Documents, to collect the Obligations Secured Hereby (as hereinafter defined) and to maintain and preserve the Pledged Stock, with such costs including, without limitation, expenditures made by Lender for attorneys’ fees and other legal expenses and expenses of collection, possession and sale of the Pledged Stock, together with interest on all such costs at the Default Rate (the foregoing subsections (a) through (i) are collectively referred to herein as the “Obligations Secured Hereby”). Notwithstanding anything above in this Section 2 to the contrary, the Pledged Stock shall not be collateral security for amounts outstanding under the Subordinated Debenture that are deemed to be Tier 2 Capital of Pledgor in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies, without giving effect to the limitation imposed by the second sentence of 12 C.F.R. §250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt.

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

2

3.         DELIVERY OF PLEDGED STOCK. On the date hereof, Pledgor shall place the Pledged Stock in pledge by delivering the Certificates to and depositing them with Lender or its agent appointed in writing by Lender. Pledgor shall also deliver to Lender or its agent concurrently therewith undated assignments separate from the Certificates duly executed in blank and all other applicable and appropriate documents and assignments in form suitable to enable Lender to effect the transfer of all or any portion of the Pledged Stock to the extent hereinafter provided.

4.         ADDITIONAL COLLATERAL

         4.1.         Delivery of Additional Pledged Securities. If Pledgor shall hereafter become entitled to receive or shall receive any interest, cash dividends, cash proceeds, any Additional Pledged Securities, any Liquidating Distributions, or any other cash or non-cash payments on account of the Pledged Stock, Pledgor agrees to accept the same as Lender’s agent and to hold the same in trust on behalf of and for the benefit of Lender and agrees to promptly deliver to same or any Certificates therefor forthwith to Lender or its agent in the exact form received, with the endorsement of Pledgor, when necessary, or appropriate undated assignments separate from the Certificates duly executed in blank, to be held by Lender or its agent subject to the terms hereof.

         4.2.         Proceeds; Dividends and Voting. Notwithstanding anything contained in this Pledge Agreement to the contrary, Pledgor shall be entitled to receive or shall receive such interest and cash dividends paid on account of the Pledged Stock, and to exercise voting rights with respect to the Pledged Stock, so long as there has not occurred any Event of Default under the Loan Agreement or this Pledge Agreement.

5.         REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. To induce Lender to enter into this Pledge Agreement and the Loan Agreement, Pledgor makes the following representations and warranties to Lender:

         5.1.         Pledgor is a corporation duly organized and validly existing under the laws of the State of Indiana.

         5.2.         The execution and delivery of this Pledge Agreement and the performance by Pledgor of its obligations hereunder are within Pledgor’s corporate powers and have been duly authorized by all necessary corporate action.

         5.3.         Pledgor owns beneficially and of record all of the issued and outstanding shares of capital stock of the Subsidiary Bank and has good and marketable title to all of the Pledged Stock.

         5.4.         Pledgor holds the Pledged Stock free and clear of all liens, charges, encumbrances, security interests, options, voting trusts and restrictions of every kind and nature whatsoever except only the liens and security interests created by this Pledge Agreement or otherwise in favor of Lender.

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

3

         5.5.         Each security which is a part of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable.

         5.6.         This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable against it in accordance with its terms.

         5.7.         No consent or approval of any governmental body, regulatory authority or securities exchange or other Person or entity is required to be obtained by Pledgor in connection with the execution, delivery and performance of this Pledge Agreement other than those that have been obtained already.

         5.8.         The execution, delivery and performance of this Pledge Agreement will not violate any provision of any applicable law or regulation or of any writ or decree of any court or governmental instrumentality or of any indenture, contract, agreement or other undertaking to which Pledgor is a party or which purports to be binding upon Pledgor or upon any of its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Pledgor except as contemplated by this Pledge Agreement or otherwise in favor of Lender.

         5.9.         The pledge, collateral assignment and delivery of the Pledged Stock pursuant to this Pledge Agreement creates a valid first lien and first and senior security interest in the Pledged Stock, which lien and security interest are perfected.

6.         PLEDGOR’S COVENANTS.

         6.1.         Pledgor covenants and agrees that it will defend Lender’s lien and security interest in and to the Pledged Stock against the claims and demands of all persons whomsoever.

         6.2.         Pledgor covenants and agrees that without the prior written consent of Lender, it will not sell, convey or otherwise dispose of any of the Pledged Stock, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance or restriction with respect to any of the Pledged Stock, or any interest therein, or any proceeds thereof, except for the liens and security interests created by this Pledge Agreement.

         6.3.         Pledgor covenants and agrees that it will not consent to the issuance of: (i) any additional shares of capital stock of the Pledged Stock unless such shares are pledged and the Certificates therefor delivered to Lender, simultaneously with the issuance thereof, together with appropriate undated assignments separate from the Certificates duly executed in blank; and (ii) any options by the issuer of the Pledged Stock obligating such issuer to issue additional shares of capital stock of any class of such issues.

         6.4.         At any time from time to time, upon the written request of Lender, and at the sole expense of Pledgor, Pledgor covenants and agrees that it will promptly and duly execute and deliver such further instruments and documents and take such further actions as Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, the filing of UCC-1 financing statements in favor of Lender with respect to the Pledged Stock and the proceeds thereof, in form satisfactory to Lender and with the Secretary of State of any state as Lender may determine. If any amount payable under or in connection with any of the Pledged Stock shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to Lender, duly endorsed in a manner satisfactory to Lender, to be held as Pledged Stock pursuant to this Pledge Agreement.

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

4

         6.5.         Pledgor covenants and agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Stock or in connection with any of the transactions contemplated by this Pledge Agreement.

7.         RIGHTS AND REMEDIES UPON DEFAULT.

         7.1.         If any Event of Default under the Loan Agreement or a default or breach in any respect by Pledgor of any representation, warranty, covenant or agreement of Pledgor under this Pledge Agreement (after the expiration of any applicable cure period or grace period hereunder or thereunder, which breach shall be deemed an Event of Default under the Loan Agreement and an Event of Default hereunder) shall occur, Lender may do any one or more of the following: (a) declare the Obligations Secured Hereby to be forthwith due and payable, whereupon such Obligations Secured Hereby shall become immediately due and payable without presentment, demand, protest or other notice of any kind; and/or (b) proceed to protect and enforce its rights under this Pledge Agreement, the Notes, the Loan Agreement, or any of the other Loan Document through other appropriate proceedings, and Lender shall have, without limitation, all of the rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the Illinois Uniform Commercial Code (the “UCC”) and, in addition thereto, Lender shall be entitled, at Lender’s option, to exercise all voting and corporate rights with respect to the Pledged Stock as it may determine, without liability therefor, but Lender shall not have any duty to exercise any voting and corporate rights in respect of the Pledged Stock and shall not be responsible or liable to Pledgor or any other person for any failure to do so or delay in so doing.

         7.2.         Without limiting the generality of the foregoing, if any Event of Default hereunder or under the Loan Agreement shall occur, Lender shall have the right to sell the Pledged Stock, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange for cash, upon credit or for future delivery, and at such price or prices as Lender may deem best, and Lender may be the purchaser of any or all of the Pledged Stock so sold and thereafter Lender or any other purchaser shall hold the same free from any right or claim of whatsoever kind. Lender is authorized, at any such sale, if it deems it advisable so to do, to restrict the number of prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Pledged Stock and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Lender may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws. Upon any such sale, Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold.

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

5

         7.3.         Each purchaser at any such sale shall hold the property sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor, who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Lender shall give Pledgor not less than ten (10) days’ written notice of its intention to make any such public or private sale or at any broker’s board or on any securities exchange (with such notice to state the time and place of such sale), and Pledgor agrees that such notice shall be deemed reasonable.

         7.4.         Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places as Lender may fix in the notice of such sale. At any sale, the Pledged Stock may be sold in one lot as an entirety or in parts, as Lender may determine. Lender shall not be obligated to make any sale pursuant to any such notice. Lender may, without notice or publication, adjourn any sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Stock on credit or for future delivery, the Pledged Stock so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold upon like notice.

         7.5.         Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         7.6.         On any sale of the Pledged Stock, Lender is hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any third party or any governmental regulatory authority or officer or court, including, without limitation, all limitations and restrictions imposed by federal and state banking laws and regulations. Compliance with the foregoing sentence shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner.

         7.7.         In furtherance of the exercise by Lender of the rights and remedies granted to it hereunder, Pledgor agrees that, upon request of Lender and at the expense of Pledgor, it will use its best efforts to obtain all third party and governmental approvals necessary for or incidental to the exercise of remedies by Lender with respect to the Pledged Stock or any part thereof, including, without limitation, approvals from the FRB and any state bank regulatory authority.

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

6

8.         REGISTRATION RIGHTS; PRIVATE SALES.

         8.1.         If Lender shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 7 hereof, and if in the opinion of Lender it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), the Pledgor will cause the issuer of the Pledged Stock to (a) execute and deliver, and cause to be done all such other acts, as may be, in the opinion of Lender, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (b) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one (1) year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (c) make all amendments thereto and/or to the related prospectus which, in the opinion of Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Pledgor agrees to cause such issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         8.2.         Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Stock at a public sale than at a private sale or sales, the making of a public sale of the Pledged Stock may be subject to registration requirements and other legal restrictions compliance with which could require such actions on the part of Pledgor, could entail such expenses and could subject Lender and any underwriter through whom the Pledged Stock may be sold and any controlling Person of any thereof to such liabilities, as would make the making of a public sale of the Pledged Stock impractical. Accordingly, Pledgor hereby agrees that private sales made by Lender in accordance with the provisions of Section 7 hereof may be at prices and on other terms less favorable to the seller than if the Pledged Stock were sold at public sale, that Lender shall not have any obligation to take any steps in order to permit the Pledged Stock to be sold at a public sale complying with the requirements of federal and state securities and similar laws, and that such sale shall not be deemed to be made in a commercially unreasonable manner solely because of its nature as a private sale.

         8.3.         Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock pursuant to Section 7 and this Section 8 valid and binding and in compliance with any and all other applicable requirements of law. Pledgor further agrees that a breach of any of the covenants contained in Section 7 and this Section 8 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in Section 7 of this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses to the granting of equitable relief (such as, without limitation, any defense that Lender has an adequate remedy at law or that Lender will not be irreparably injured) in any action for specific performance of such covenants.

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

7

9.         LIMITATION ON DUTIES REGARDING PLEDGED STOCK. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Stock in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender nor any of its directors, officers, employees or agents shall be liable for any good faith failure to demand, collect or realize upon any of the Pledged Stock or for any delay in doing so or shall be under any obligation to see or otherwise dispose of any Pledged Stock or for any good faith delay in doing so or shall be under any obligation to see or otherwise dispose of any Pledged Stock upon the request of the Pledgor or otherwise.

10.         POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Pledged Stock are irrevocable and powers coupled with an interest.

11.         INDEMNIFICATION. Pledgor agrees to indemnify and hold harmless Lender (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments, liabilities for penalties and excise taxes and other damages of whatever nature, and to reimburse Lender for all costs and expenses, including reasonable legal fees and disbursements, growing out of or resulting from the Pledged Stock, this Pledge Agreement, the Loan Agreement or the other Loan Documents or the administration and enforcement of this Pledge Agreement, the Loan Agreement or the other Loan Documents or exercise of any right or remedy granted to Lender hereunder except with respect to such claims, demands, losses, judgments, liabilities for penalties and excise taxes and other damages of whatever nature. arising solely from the gross negligence or willful misconduct of Lender, but including without limitation, any tax liability incurred by Lender or any of its affiliates as a result of the exercise by Lender of any of its rights hereunder. In no event shall Lender be liable to Pledgor for any action taken by Lender that is permitted under this Pledge Agreement other than to account for proceeds of the Pledged Stock actually received by Lender.

12.         DISTRIBUTION OF PLEDGED STOCK. Upon enforcement of this Pledge Agreement following the occurrence of an Event of Default under this Pledge Agreement, the Loan Agreement, or the Notes, the proceeds of the Pledged Stock shall be applied to the Obligations Secured Hereby in such order and manner as Lender may determine. In the event such monies shall be insufficient to pay all of the Obligations Secured Hereby, Pledgor shall be liable to Lender for any deficiency therein.

13.         NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Lender, and then such waiver shall be valid to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. No failure to exercise or any delay in exercising on the part of Lender any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

14.         SEVERABILITY OF PROVISIONS. The provisions of this Pledge Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision or part thereof and shall not in any manner affect any other clause or provision in this Pledge Agreement.

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

8

15.         AMENDMENTS; CHOICE OF LAW; BINDING EFFECT.

         15.1.         None of the terms or provisions of this Pledge Agreement may be altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto.

         15.2.         This Pledge Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois. Nothing herein shall be deemed to limit any rights, powers or privileges which Lender may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by Lender which is lawful pursuant to, or which is permitted by, any of the foregoing.

         15.3.         This Pledge Agreement is made for the sole benefit of Pledgor and Lender, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.

16.         NOTICES. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be given in accordance with Section 9.8 of the Loan Agreement.

17.         HEADINGS. The descriptive headings hereunder used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provision hereof.

18.         COUNTERPART EXECUTION. This Pledge Agreement may be executed in several counterparts each of which shall constitute an original, but all of which shall together constitute one and the same agreement.

19.         FORUM; AGENT; VENUE. To induce Lender to accept this Pledge Agreement and the other Loan Documents, Pledgor irrevocably agrees that all actions or proceedings in any way, manner, or respect, arising out of or from or related to this Pledge Agreement or the other Loan Documents shall be litigated only in courts having suits within Chicago, Illinois. Pledgor hereby consents and submits to the jurisdiction of any local, state, or federal court located within said city. Pledgor hereby waives any right it may have to transfer or change the venue of any litigation brought against Pledgor by Lender.

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

9

20.         WAIVER OF RIGHT TO JURY TRIAL. PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS PLEDGE AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF PLEDGOR OR LENDER. PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS PLEDGE AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. PLEDGOR FURTHER ACKNOWLEDGES THAT (a) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (b) THIS WAIVER HAS BEEN REVIEWED BY PLEDGOR AND PLEDGOR’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE AGREEMENT AND THE OTHER LOAN DOCUMENTS (c) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

21.         IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUERS. Pledgor hereby authorizes and instructs each issuer of Pledged Stock to comply with any instruction received by it from Lender in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that the issuer shall be fully protected in so complying.

[Signature Page Follows]

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

10

        IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

GERMAN AMERICAN BANCORP, INC.

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A.

By:

Name:

Title:

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

11

SCHEDULE A

ISSUER:  GERMAN AMERICAN BANCORP ("SUBSIDIARY BANK")
Owner:  German American Bancorp, Inc.

Entity	Class	Certificate Number	Number of Shares	Percentage of Class
German American Bancorp	Common Shares,	1	674,725	100%
	par value $10 per share

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

12

ACKNOWLEDGMENT

        The undersigned issuer of the Pledged Stock hereby acknowledges receipt of a copy of this Pledge Agreement and agrees to (a) note the restrictions herein on its books, records, ledgers and certificates maintained with respect to its capital stock, (b) not make or permit any dividends or distributions with respect to its capital stock except as permitted in this Pledge Agreement, and (c) not make or permit any sale, transfer or issuance of any of its capital stock or of any rights to acquire its capital stock except as permitted in this Pledge Agreement.

GERMAN AMERICAN BANCORP By: Name: Title:

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

13

Assignment Separate From Certificate

        FOR VALUE RECEIVED, GERMAN AMERICAN BANCORP, Inc, does hereby sell, assign and transfer unto JP Morgan Chase Bank, N.A., Six Hundred Seventy Four Thousand Seven Hundred and Twenty Five (674,725) Shares of Common Stock of German American Bancorp, an Indiana banking corporation, standing in its name on the books of such corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint __________________ attorney to transfer such stock on the books of the within named bank with full power and substitution in the premises.

        Further under penalties of perjury, the undersigned certifies:

1.	That the number shown on this form is the undersigned’s correct taxpayer identification number.

2.
That the undersigned is not subject to backup withholding either because the undersigned had not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.

        Taxpayer Identification #

        Dated:

GERMAN AMERICAN BANCORP, INC. Bradley M. Rust Senior Vice President and Chief Financial Officer

In presence of:

Pledge Agreement
German American Bancorp, Inc.
JP Morgan Chase Bank, N.A.

14

EXHIBIT E

FORM OF RATE ELECTION NOTICE

_________________, 20___

JPMorgan Chase Bank, N.A.

120 South LaSalle Street, 3rd Floor

Chicago, Illinois 60603

Attn:

Ladies and Gentlemen:

This will confirm the telephone conversation Ms./Mr. _____________________ had with your office on _____________, 20___, regarding disbursements under and as defined in the Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement, dated as of December 29, 2006, as follows:

FROM LOAN #:______________

Amount of Disbursement: $____________

Note (circle as applicable):

Term Note / Revolving Note / Subordinated Debenture

Effective Date:

LIBOR Rate Tranche or Base Rate Tranche (circle one)

Very truly yours,

German American Bancorp, Inc. By: Authorized Signature

EXHIBIT F

FORM OF QUARTERLY COMPLIANCE CERTIFICATE

for the Quarter Ended ______________________

The undersigned, the ____________________ of German American Bancorp, Inc. (“Borrower”), hereby delivers this certificate pursuant to Section 4.1.3 of that certain Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement, dated as of December 29, 2006, between Borrower and JPMorgan Chase Bank, N.A. (the “Agreement”) and certifies as of the date hereof as follows:

1.            Attached hereto are the SEC reports described in Section 4.1.3 of the Agreement for the above-referenced quarter.

2.            Borrower is in compliance in all material respects with all covenants contained in the Agreement, and has provided a detailed calculation, as of the above-referenced quarter-end, of the financial covenants set forth in Section 4.2.2 of the Agreement on Annex A attached hereto.

3.            No Event of Default has occurred or is continuing under the Agreement. [Or, if incorrect, provide detail regarding the Event of Default and the steps being taken to cure it and the time within which such cure will occur.]

Capitalized terms in this Quarterly Compliance Certificate that are otherwise undefined shall have the meanings given them in the Agreement.

Dated: [INSERT DATE]	German American Bancorp, Inc. By: Name: Title:

ANNEX A

to

QUARTERLY COMPLIANCE CERTIFICATE

[to be completed in same format as currently used]

SCHEDULE 3.4.2

SUBSIDIARIES OF THE BORROWER

(Name and Jurisdiction of Organization)

German American Bancorp

Indiana

GAB Investment Company, Inc.

Nevada

GAB Investment Center, Inc.

Nevada

GAB Investments, LLC

Nevada

First Title Insurance Company

Indiana

German American Reinsurance Company, Ltd.

Turks and Caicos Islands

Financial Services of Southern Indiana, Inc.

Indiana

German American Financial Advisors & Trust Company

Indiana

German American Insurance, Inc.

Indiana

Allied Premium Finance Company

Indiana